                                                                   Exhibit 10.10
                                                                   -------------



                           LOAN AND SECURITY AGREEMENT

                TKO FINANCE CORPORATION, an Illinois corporation

                                     LOAN TO

                               ICON HOLDINGS CORP.



                                  JUNE 20, 1997

                                TABLE OF CONTENTS
                                -----------------

                                                                                 Page
                                                                                 ----
DEFINITIONS AND TERMS...............................................................1
---------------------
LOAN - GENERAL TERMS................................................................8
--------------------
   The Loan.........................................................................8
   --------
   Payment Terms....................................................................8
   -------------
   Payment on Maturity..............................................................9
   -------------------
   Prepayment.......................................................................9
   ----------
   Usury...........................................................................10
   -----

COLLATERAL- GENERAL TERMS..........................................................10
-------------------------
   Grant of Security Interest......................................................10
   --------------------------
   Disclosure of Security Interest.................................................12
   -------------------------------
   Inspection of Collateral; Audit of Records......................................12
   ------------------------------------------
   Maintain Perfection; Supplemental Documentation.................................13
   -----------------------------------------------
   Perfected Security Interest; Location of Collateral.............................13
   ---------------------------------------------------
   Collateral in Lender's Control..................................................13
   ------------------------------
   Payment of Claims...............................................................14
   -----------------
   Special Collateral..............................................................14
   ------------------
   Sale of Collateral by Lender....................................................14
   ----------------------------

COLLATERAL - ACCOUNTS..............................................................14
---------------------
   Representations and Warranties Specifically Relating to Accounts................14
   ----------------------------------------------------------------
   Verification of Accounts........................................................15
   ------------------------
   Notices to Account Debtors......................................................15
   --------------------------
   Appointment of Lender As Attorney-In-Fact After Default.........................15
   -------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------
                                  (continued)

                                                                                            Page
                                                                                            ----
OTHER COLLATERAL..............................................................................16
----------------
   Guaranties.................................................................................16
   ----------
   Pledge of Stock............................................................................16
   ---------------
   Landlord's Waiver................................................Error! Bookmark not defined.
   -----------------
   Life Insurance.............................................................................16
   --------------
   Security Agreements........................................................................17
   -------------------
   Notice of Other Collateral.................................................................17
   --------------------------

GENERAL WARRANTIES, REPRESENTATIONS AND COVENANTS.............................................17
-------------------------------------------------
   General Representations and Warranties.....................................................17
   --------------------------------------
   Business Purpose; Margin Stock; Securities.................................................20
   ------------------------------------------
   Survival of Warranties and Representations.................................................21
   ------------------------------------------

COVENANTS AND CONTINUING AGREEMENTS...........................................................21
-----------------------------------
   Financial Covenants........................................................................21
   -------------------
   Affirmative Covenants......................................................................21
   ---------------------
   Negative Covenants.........................................................................25
   ------------------

DEFAULT.......................................................................................27
-------
   Events of Default..........................................................................27
   -----------------
   Remedies Cumulative........................................................................29
   -------------------
   Acceleration...............................................................................29
   ------------
   Remedies...................................................................................30
   --------
   Assemble Collateral........................................................................30
   -------------------
   Injunctive Relief..........................................................................30
   -----------------
   Notice of Sale.............................................................................30
   --------------

                                TABLE OF CONTENTS
                                -----------------
                                  (continued)

                                                                           Page
                                                                           ----
   Postponement of Sale.....................................................31
   --------------------
   Waiver of Bond...........................................................31
   --------------
   Consent Does Not Create Custom...........................................31
   ------------------------------
   Revenue Fund.............................................................31
   ------------

CONDITIONS PRECEDENT TO DISBURSEMENT........................................32
------------------------------------
   Checklist Items..........................................................32
   ---------------
   Necessary Actions........................................................32
   -----------------
   Conditions Precedent.....................................................32
   --------------------

GENERAL.....................................................................32
-------
   Compliance with ERISA....................................................32
   ---------------------
   Costs....................................................................38
   -----
   Modification.............................................................38
   ------------
   Strict Compliance........................................................38
   -----------------
   Severability.............................................................39
   ------------
   Successors and Assigns...................................................39
   ----------------------
   Loan Agreement Controls..................................................39
   -----------------------
   Termination..............................................................39
   -----------
   Liability Prior to Termination...........................................39
   ------------------------------
   Waiver of Notice.........................................................40
   ----------------
   Indemnification..........................................................40
   ---------------
   Acceptance by Lender.....................................................40
   --------------------
   Release of Claims........................................................40
   -----------------
   Prior Agreements.........................................................40
   ----------------

                                TABLE OF CONTENTS
                                -----------------
                                  (continued)

                                                                           Page
                                                                           ----
   Knowledge................................................................41
   ---------
   Notice...................................................................41
   ------
   Section Titles, etc......................................................42
   -------------------
   Waiver by Borrower.......................................................42
   ------------------
   Governing Law............................................................42
   -------------
   Appointment for Service of Process.......................................43
   ----------------------------------
   Representation by Counsel................................................43
   -------------------------
   Plural, Singular.........................................................43
   ----------------
   Waiver of Trial by Jury..................................................43
   -----------------------

                              Schedule of Exhibits
                              --------------------



Exhibit "A"                         Wire Transfer Instructions

Exhibit "B"                         Make Whole Amount Calculation

Exhibit "C"                         Location of Collateral

Exhibit "D"                         Fictitious Names

Exhibit "E"                         Indebtedness

Exhibit "F"                         Schedule of Affiliates

Exhibit "G"                         Initial Collateral Report

Exhibit "H"                         ERISA Matters

Exhibit "I"                         Lessees

                           LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), dated for reference purposes only as of June 20, 1997 by and between TKO Finance Corporation, an Illinois corporation ("Lender"), with its principal place of business at 30 N. LaSalle Street, Suite 4030, Chicago, Illinois 60602, and ICON Holdings Corp., a Delaware corporation ("Borrower"), with its principal place of business at 600 Mamaroneck Avenue, Harrison, New York 10528.


                                    RECITALS:
                                    ---------

     A. Borrower has requested that Lender make financial accommodations to Borrower in the form of a term loan in the amount of $3,000,000.

     B. Lender has agreed to provide such financial accommodations provided that Borrower pledge to Lender all of its assets, including, but not limited to shares in certain subsidiaries.

     C. Lender and Borrower deem it to be in their best interest to set forth their mutual covenants and agreements herein.

     NOW THEREFORE, in consideration of any loan, advance, extension of credit and/or other financial accommodation at any time made by Lender to or for the benefit of Borrower, and of the promises set forth herein, the parties hereto agree as follows:


1.   DEFINITIONS AND TERMS
     ---------------------

     1.1  Definitions. The following words, terms and/or phrases shall have the
          -----------
meanings set forth thereafter and such meanings shall be applicable to the singular and plural form thereof, giving effect to the numerical difference.

     (a) "Account Debtor": any Person who is and/or may become obligated to Borrower under or on account of Accounts.

     (b)  "Accounts": the definition ascribed to this term in Section 3.1.

     (c) "Affiliate": any Person (i) in which Borrower, one or more equity interest holders owning five percent (5%) or more of the total equity interest of Borrower, any Subsidiary, and/or any Parent, individually, jointly and/or severally, now or at any time or times hereafter, has or have an equity or other ownership interest equal to or in excess of five percent (5%) of the total equity of or other ownership interest in such Person; and/or (ii) which directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with Borrower; provided that, Affiliate shall not
                                              -------------
include: (y) any partnership of which Borrower or any Subsidiary is a general partner or, (z) ICON Receivables 1997-A L.L.C. For purposes of this definition, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Stock, by contract or otherwise.

     (d) "Agreement": this Loan and Security Agreement, together with all amendments, modifications, extensions, supplements and restatements hereto or hereof.

     (e) "and/or": one or the other or both, or any one or more or all, of the things or Persons in connection with which the conjunction is used.

     (f) "Assets": any and all real, personal and intangible property of Borrower, including, without limitation Accounts, chattel paper, contract rights, letters of credit, instruments and documents, Equipment, General Intangibles, Inventory, Leases, Options, licenses, and Real Property, whether now existing or hereafter acquired or arising.

     (g) "Borrower": ICON Holdings Corp. and its permitted successors and assigns.

     (h) "Borrower's Liabilities": all obligations and liabilities of Borrower or any other Loan Party to Lender (including, without limitation, all debts, claims and indebtedness) whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and whether now contemplated or hereafter arising, whether under this Agreement , any guaranty, the other Loan Documents, or by oral or written agreement or operation of law or otherwise. Borrower's Liabilities shall expressly include all obligations and liabilities of any Guarantor under its respective guaranty or under any security agreement entered into in favor of Lender.

     (i) "Borrower's Obligations": all terms, conditions, warranties, representations, agreements, undertakings, covenants and provisions (other than Borrower's Liabilities) to be performed, discharged, kept, observed or complied with by Borrower to or for the benefit of Lender, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter arising, evidenced, created, incurred, acquired or owing, whether not contemplated or hereafter arising, whether under this Agreement, the other Loan Documents, by any oral or written agreement, operation of law or otherwise. Borrower's Obligations shall expressly include all obligations of any Guarantor under its respective guaranty or under any security agreement entered into in favor of Lender.

     (j) "Business Day": any day, other than a Saturday, Sunday, a day that is a legal holiday under the laws of the State of Illinois or any other day on which lending institutions located in Chicago, Illinois are authorized or required by law or other governmental action to close.

     (k) "Charges": all national, federal, state, county, city, municipal and/or other governmental (or any instrumentality, division, agency, body or department thereof, including without limitation the Pension Benefit Guaranty Corporation) taxes, levies, assessments, charges, liens, claims or encumbrances upon and/or relating to the Collateral, Borrower's Liabilities, Borrower's Obligations, Borrower's business, Borrower's ownership and/or use of any of its assets, Borrower's income and/or gross receipts and/or Borrower's ownership and/or use of any of its material assets.

     (l)  "Collateral": the definition ascribed to this term in Section 3.1.

     (m) "Collateral Report": the definition ascribed to this term in Section 7.2(b)(iii).

     (n) "Corporate Guarantors": collectively, ICON Capital Corp., a Connecticut corporation, ICON Financial Corp., a Delaware corporation, ICON Funding Corp., a Delaware corporation and ICON Securities Corp., a New York corporation.

     (o) "Costs": any and all costs and expenses (including, without limitation, the reasonable fees and expenses of any counsel, accountants, appraisers or other professionals) incurred by Lender at any time, in connection with: (a) the preparation, negotiation and execution of this Agreement and all other Loan Documents; (b) the preparation, negotiation and execution of any amendment or modification of this Agreement or the other Loan Documents; (c) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement, the other Loan Documents, the Secured Obligations, Borrower's affairs or any Guarantor's affairs; (d) any attempt to enforce any rights of Lender against Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or the other Loan Documents, including, without limitation, the Account Debtors; (e) any inspection, verification or audit of any of the Collateral in accordance with this Agreement; (f) any action to preserve, protect, collect, sell, liquidate or otherwise dispose of the Collateral; and (g) performing any of the obligations relating to or payment of any Secured Obligation hereunder in accordance with the terms hereof.

     (p) "Default Rate": interest at the rate of eighteen percent (18%) per annum.

     (q) "Environmental Laws": any Federal, state or local law, rule, regulation, ordinance, order, code or statute applicable to Borrower, any Guarantor or their respective property, in each case as amended (whether now existing or hereafter enacted or promulgated), controlling, governing or relating to the pollution or contamination of the air, water or land or concerning hazardous, special or toxic materials, wastes or substances, or any judicial or administrative interpretation of such laws, rules or regulations, including, without limitation, the Water Pollution Control Act (33 U.S.C. (S)

1251 et seq.), Resource Conservation and Recovery Act (42 U.S.C. (S) 6901 et
     ------                                                               --
seq.), Safe Drinking Water Act (42 U.S.C. (S) 3000(f) et seq.), Toxic Substances
---                                                   ------
Control Act (15 U.S.C. (S) 2601 et seq.), Clean Air Act (42 U.S.C. (S) 7401 et
                                ------                                      --
seq.), and Comprehensive Environmental Response, Compensation and Liability Act
---
(42 U.S.C. (S) 9601 et seq.).
                    ------

     (r)  "Equipment": the definition ascribed to this term in Section 3.1.

     (s) "Equipment Leases": all leases or similar agreements pursuant to which Borrower leases Equipment.

     (t)  "Event of Default": the definition ascribed to this term in Section
8.1.

     (u) "Fee Agreements": shall mean any partnership agreement, management agreement, consulting agreement, or other agreements pursuant to which Borrower is to be paid fees, distributions, allocations, expense reimbursements, consideration, salary or other compensation in consideration for providing management, personnel or services, in any form whatsoever, to an Affiliate or to any other Person. Services to be rendered under Fee Agreements may include, but not be limited to marketing and leasing and releasing of equipment, monitoring the use of collateral for financing transactions arranging for necessary maintenance and repairs of equipment, collecting revenues, paying operating expenses not paid directly by lessees, determining that equipment is used in accordance with all operative contractual arrangements and providing clerical and bookkeeping services.

     (v) "Financials": those financial statements of Borrower, heretofore, concurrently herewith or hereafter delivered by or on behalf of Borrower to Lender, including but not limited to those financial statements and reports delivered by Borrower to Lender pursuant to Section 7.2.(b)

     (w) "GAAP": generally accepted accounting principles applied in the preparation of the financial statements of a Person with such changes thereto as: (i) shall be consistent with the then-effective principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors and (ii) shall be concurred in by the independent certified public accountants of recognized standing acceptable to Lender reviewing such financial statements of Borrower.

     (x) "General Intangibles": the definition ascribed to this term in Section 3.1.

     (y) "Guarantors": collectively, the Corporate Guarantors and the Individual Guarantors.

     (z) "Icon Subsidiaries": collectively, Corporate Guarantors, MGC/Griffin Capital Corp., a Delaware corporation and ICON (UK).

    (aa) "ICON (UK)": ICON Capital (UK) Limited, a corporation organized under the laws England and Wales.

    (bb)  "Individual Guarantors": Beaufort J.B. Clarke, Linda A. Clarke, Thomas
W. Martin, Lynn Martin, Paul B. Weiss and Linnea Weiss.

    (cc) "Indebtedness": with respect to any Person, at a particular time: (i) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise or any commitment by which such Person assures a creditor against loss; (ii) obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which obligations such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person assures a creditor against loss; (iii) all obligations and liabilities with respect to unfunded vested benefits under any "employee benefit plan" or with respect to withdrawal liabilities incurred under ERISA by Borrower or any ERISA Affiliate to a "multiemployer plan", as such terms are defined under the Employee Retirement Income Security Act of 1974; and (iv) any and all accounts payable, accruals and other items characterized as Indebtedness in accordance with GAAP.

    (dd)  "Inventory": the definition ascribed to this term in Section 3.1.

    (ee)  "Leases": the definition ascribed to this term in Section 3.1.

    (ff) "Leaseholds": all estates and interests in land and improvements created by any Lease.

    (gg)  "Lender": TKO Finance Corporation and its successors and assigns.

    (hh) "Loan": any and all loans, advances, extensions of credit and/or other financial accommodations of any kind or nature made by Lender at any time to, for the benefit or at the request of Borrower pursuant to this Agreement and/or any of the other Loan Documents.


    (ii)  "Loan Documents": this Agreement and the Other Agreements.

    (jj) "Loan Party": Borrower, the ICON Subsidiaries, the Individual Guarantors, or any one or more of the forgoing.

    (kk)  "Make Whole Amount": the definition ascribed to this term in Section
2.5.

    (ll) "Maturity Date": July 1, 2000 or such earlier date as all Secured Obligations shall be due and payable by acceleration or otherwise.

     (mm) "Note": that certain Term Note dated even date herewith, made by Borrower payable to the order of Lender in the original principal amount of $3,000,000, as said Note may hereinafter be replaced, modified, supplemented, restated, or amended.

     (nn) "Options": the definition ascribed to this term in Section 3.1.

     (oo) "Other Agreements": the Note, the Pledge Agreements, together with all agreements, instruments and documents evidencing or securing the Loan or the transactions contemplated herein, including, without limitation, bond agreements, loan agreements, security agreements, guaranties, mortgages, deeds of trust, notes, applications and agreements for letters of credit, letters of credit, advances of credit, bank acceptances, pledges, powers of attorney, consents, assignments, collateral assignments, contracts, notices, leases, financing statements and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower, any other Loan Party or any other Person and delivered to Lender, or issued by Lender upon the application and/or other request of, and on behalf of, Borrower.

     (pp) "Parent": any Person, now or at any time or times hereafter, owning or controlling (alone or with Borrower, any Subsidiary and/or any other Person) at least a majority of the issued and outstanding Stock or other ownership interest of Borrower or any Subsidiary (hereinafter defined). For purposes of this definition, "control" shall have the same meaning ascribed to this term in
Section 1.1(c).

     (qq) "Permitted Liens": (i) the liens created in favor of Lender, whether pursuant to this Agreement, any of the Other Agreements or otherwise; (ii) liens for Charges which are not yet due and payable or which are expressly permitted pursuant to the terms hereof, or claims and unfunded liabilities under ERISA not yet due and payable or which are being contested in good faith; (iii) liens arising in connection with worker's compensation, unemployment insurance, old age pensions and social security benefits which are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided
                                                                       --------
that in the case of any such contest any proceedings commenced for the
----
enforcement of such liens shall have been duly suspended and such provision for the payment of such liens has been made on the books of Borrower as may be required by GAAP; (iv) liens incurred in the ordinary course of business to secure the performance of statutory obligations arising in connection with progress payments or advance payments due under contracts with the United States Government or any agency thereof entered into in the ordinary course of business; and (v) additional liens expressly permitted from time to time in writing by Lender.

     (rr) "Person": any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise, including without limitation any instrumentality, division, agency, body or department thereof).

     (ss) "Pledge Agreement": those agreements entered into in accordance with
Section 5.2.

     (tt) "Put Agreement": that certain Put And Call Agreement dated even date herewith by and between Lender and Borrower.

     (uu) "Real Property": any real property now owned or hereafter acquired by Borrower, and all portions and parcels thereto, including the land and all buildings and improvements thereon and all easements appurtenant thereto.

     (vv) "Records": the definition ascribed to this term in Section 3.1.

     (ww) "Secured Obligations": all Borrower's Liabilities, Borrower's Obligations and Borrower's liabilities pursuant to the Put Agreement.

     (xx) "Securities": shall have the meaning ascribed to that term in the Securities Act of 1934.

     (yy) "Securities Laws": all applicable Federal and state securities laws and regulations promulgated pursuant thereto.

     (zz) "Special Collateral": any Collateral which is evidenced by or consists of any chattel paper, letters of credit, instrument, certificate or document, including, without limitation, promissory notes, documents of title, securities and warehouse receipts.

     (aaa) "Stock": all shares, interests, participations or other equivalents (however designated) of or in a corporation, whether voting or non-voting, including, but not limited to, common stock, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.

     (bbb) "Subsidiary": any Person at least a majority of whose issued and outstanding Stock or other ownership interests now or at any time hereafter is owned by any Loan Party.

     (ccc) "Supplemental Documentation": any and all financing statements, notices, disclosures, agreements, instruments, documents or other written matter, which Lender may from time to time deem necessary to maintain or create a valid and perfected security interest in the Collateral.

     (ddd) "Unmatured Default": any event or condition which, with the passage of time or the giving of notice or both, would constitute an Event of Default hereunder.

     1.2 UCC. Except as otherwise defined in this Agreement or the other Loan
         ---
Documents, all words, terms and/or phrases used herein and therein shall be defined by the applicable definition therefor (if any) in the Uniform Commercial Code as adopted by the State of Illinois.

     1.3 GAAP. Except as otherwise defined in this Agreement or the other Loan
         ----
Documents, all accounting terms used herein shall have the meaning ascribed to that term in accordance with GAAP.

     1.4 Borrower. Whenever the context so requires, the use of "it" in
         --------
reference to Borrower shall mean Borrower as defined above.

2.   LOAN - GENERAL TERMS
     --------------------

     2.1 The Loan. Subject to the terms and provisions hereof, Lender shall make
         --------
available to Borrower a term loan in the original principal amount of $3,000,000 (the "Loan"). The Loan shall bear interest at the rate of eleven and one-half percent (11.5%) per annum and shall be payable in thirty-six equal monthly installments of $99,177.37, commencing on August 1, 1997 and on the first day of each month thereafter through and including June 1, 2000. The unpaid principal balance plus accrued but unpaid interest shall be due and payable July 1, 2000. The Loan shall be further evidenced by the Note to be delivered concurrently herewith, as amended, restated, modified, extended, supplemented, or replaced from time to time hereafter, which Note is incorporated herein by reference as if fully set forth herein.

     2.2 Payment Terms. Each payment (including permitted prepayments) of
         -------------
principal, interest, or any other amounts of any kind with respect to the Note shall be made by wire transfer of immediately available funds by Borrower to Lender's account designated on Exhibit A (or at any other place which Lender may
                               ---------
hereafter designate for such purpose in a notice duly given to Borrower hereunder), no later than one-thirty p.m., Chicago time, on the date due therefor. Funds received after that hour shall be deemed to have been received by Lender on the next following Business Day. Whenever any payment to be made under the Note shall be stated to be due on a date which is not a Business Day, the due date therefor shall be extended to the next succeeding Business Day. At Lender's election, Borrower shall direct its bank or other financial institution to directly deposit the mandatory monthly installment payments by ACH to an account designated by Lender.

     2.3 Payment on Maturity. On July 1, 2000, the Maturity Date, Borrower shall
         -------------------
pay to Lender the entire principal balance of this Note then outstanding, together with all accrued and unpaid interest, all penalties and late payment fees hereunder.

     2.4 Prepayment.
         ----------

         (a) Prohibition of Partial Prepayments. The Loan may not be prepaid in
             ----------------------------------
part.

         (b) Prohibition on Prepayment. The Loan may not be prepaid in whole
             -------------------------
prior to the expiration of the nineteenth month of the term hereof and receipt by Borrower of the nineteenth payment due hereunder. Borrower expressly waives the right to prepay the Loan except in strict accordance with the terms hereof. If the maturity of the Loan is accelerated by reason of the occurrence of an Event of Default hereunder or under any other Loan Document, including but not limited to a default under the Note, then any subsequent tender of payment of the Loan, including any redemption following acceleration under this Note or any other Loan Document, or any tender by Guarantors, or any one or more of them, at any time when Borrower is not insolvent or, if insolvent, was rendered insolvent by a distribution with respect to its stock or other payments to Affiliates, shall constitute an evasion of the restrictions on prepayment set forth herein and shall be deemed to be a voluntary prepayment. Accordingly, to the extent permitted by law, Lender may impose as a condition to accepting such tender that Borrower pay to Lender an amount equal to the Make Whole Amount, as calculated in accordance with Exhibit B (the "Make Whole Amount") multiplied by two (2) in
                   ---------
addition to and not in lieu of any payment of principal, interest, fees, penalties and charges. Any attempted prepayment prior to the nineteenth month of the term hereof, shall be deemed to be a deposit of cash collateral with Lender to secure the payment of the Note and the other Secured Obligations and shall be held by Lender in a non-interest bearing account until prepayment is permitted hereunder.

     (c) Prepayment After Nineteenth Month. The Make Whole Amount is not
         ---------------------------------
applicable to any prepayment after the nineteenth month and receipt of the nineteenth payment of principal and interest. After the nineteenth month during the term hereof and receipt of the nineteen payment of principal and interest, and provided no Event of Default or Unmatured Default has occurred and is continuing, Borrower may prepay the Loan under the following terms and conditions:

         (i) The Loan may be prepaid in whole, upon not less than ten (10) days prior written notice; provided that at the time of such payment, Borrower
                           -------------
     shall pay all accrued but unpaid interest, the then outstanding principal balance, plus

         (ii) At the time of any prepayment, and concurrently with notice thereof, Borrower shall be deemed to have exercised its option to call any Class B stock of Borrower then owned by Lender and Borrower shall be deemed to have delivered to Lender a call notice in accordance with the terms of Section 4 the Put Agreement. In addition to and not in lieu of any amounts due and owing pursuant to the terms of the Note, this Loan Agreement or any other Loan Document, Borrower shall pay to Lender on the date of the prepayment made pursuant to Section 2.4(c)(i), an amount equal to the price per share payable by Borrower to Lender pursuant to Section 4 of the Put Agreement.

     2.5 Usury. The provisions of this Section shall govern and control over any
         -----
irreconcilably inconsistent provision contained in this Agreement or in any other document evidencing or securing the Loan. Lender shall never be entitled to receive, collect, or apply as interest hereon (for purposes of this Section, the word "interest" shall be deemed to include any sums treated as interest under applicable law governing matters of usury and unlawful interest), any amount in excess of the Highest Lawful Rate (hereinafter defined) and, in the event Lender ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and shall be treated hereunder as such; and, if the principal of this Agreement is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law,
(i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Agreement, provided that if this Agreement is paid and performed in
                        -------------
full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the Highest Lawful Rate, Lender shall refund to Borrower the amount of such excess and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Highest Lawful Rate. "Highest Lawful Rate" shall mean the maximum rate of interest which Lender is allowed to contract for, charge, take, reserve or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder.

3.   COLLATERAL - GENERAL TERMS
     --------------------------

     3.1 Grant of Security Interest. To secure the prompt payment to Lender of
         --------------------------
all Secured Obligations and the prompt, full and faithful performance by Borrower of all Secured Obligations, Borrower hereby grants to Lender a security interest in and to, and hereby mortgages, conveys, transfers, assigns and pledges to Lender, all of Borrower's now existing and/or owned and hereafter arising and/or acquired:

     (a) accounts, accounts receivable, chattel paper, contract rights, letters of credit, notes, instruments and documents, which shall include, without limitation, any amounts due under the Fee Agreements and amounts due or to become due in the future ("Accounts"), and all goods whose sale, lease or other disposition by Borrower have given rise to Accounts and have been returned to or repossessed or stopped in transit by Borrower.

     (b) patents, copyrights and trademarks, and all applications for and registrations of the foregoing, all contract rights (including rights to distributions, dividends, payments or their consideration under any partnership agreement, shareholder's agreement or limited liability company operating agreement), franchise rights, trade names, art work, goodwill, beneficial interests, rights to tax refunds, claims, warranties, guarantees, claims against any supplier of any Inventory, including claims arising out of purchases of defective goods or overpayments to or undershipments by suppliers, any claims which Borrower may have against any vendor or lessor of Equipment or Inventory and all other general intangibles of any kind or nature whatsoever (the "General Intangibles");

     (c) materials and inventories and finished goods, wherever located, whether in transit, held by others for Borrower's account, covered by warehouse receipts, purchase orders and contracts, or in the possession of any carriers, forwarding agents, truckers, warehousemen, vendors, customers on a consignment basis or other Persons, including, without limitation, all raw materials, work in process, finished merchandise, supplies, goods, stores, incidentals, office supplies and packaging materials ("Inventory");

     (d) equipment, machinery, fixtures and appliances (including but not limited to furniture, office equipment, motor vehicles, aircraft, boats and vessels, trade fixtures, computer hardware and non-structural additions or improvements located in or on, or attached to, and used or intended to be used in connection with or the operation of any Leaseholds) and all other personal property of every kind or nature, together with all extensions, additions, improvements, substitutions and replacements to any of any of the foregoing ("Equipment");

     (e) monies, reserves, deposits, certificates of deposit and deposit accounts and interest or dividends thereon, securities, cash, cash equivalents and other property now or at any time or times hereafter in the possession or under the control of Lender or its bailee;

     (f) books, records, computer records, computer software, ledger cards, programs and other computer materials, customer and supplier lists, invoices, orders and other property and general intangibles at any time evidencing or relating to the Collateral ("Records");

     (g) rights of Borrower under all leases, licenses, occupancy agreements, concessions or other agreements entered into by Borrower as tenant or lessee or licensee or concessionaire thereunder, whether written or oral, whether now existing or entered into at any time hereafter, whereby Borrower is granted the right, either exclusively or in common with others, to use, possess, or occupy real estate (the "Leases");

     (h) options, rights of first refusal, grants, contracts, agreements, or rights to purchase, lease, license, or otherwise acquire any interest in real property, whether now existing or hereafter acquired ("Options");

     (i) all accessions to any of the Collateral and all substitutions, renewals, improvements and replacements of and additions thereto;

     (j) all other property of Borrower, real and/or personal, in which Borrower heretofore, now and/or from time to time hereafter has rights or has granted or grants to Lender a security interest, assignment, lien, claim or other encumbrance; and

     (k) all products and proceeds of the foregoing (whether such proceeds are in the form of cash, cash equivalents, proceeds of insurance policies, condemnation proceeds, Accounts, General Intangibles, Inventory, Equipment, Records or otherwise).

All of the foregoing is referred to herein individually and collectively as the "Collateral". It is the intent of the parties that the Collateral shall include all property of Borrower, real, personal or intangible, whether now existing or hereafter acquired or arising, whether specifically enumerated herein or not, and that the broadest possible interpretation should be given to the term Collateral; provided that, Collateral shall not include any property of any
            -------------
other Person (including any partnership of which Borrower is a general partner) which may be in the possession or control of Borrower.

     3.2 Disclosure of Security Interest. Borrower shall make appropriate
         -------------------------------
entries upon its financial statements and Records disclosing Lender's security interest in and assignment and pledge of the Collateral.

     3.3 Inspection of Collateral; Audit of Records.
         ------------------------------------------

     (a) Inspect Collateral. Lender (by any of its officers, accountants,
         ------------------
employees and/or agents) shall have the right, at any time or times, after not less than two (2) Business Days prior notice during normal business hours (unless an Unmatured Default or Event of Default then exists, in which event no notice shall be required) to inspect the Collateral (and the premises upon which it is located) and all related Records and to verify the amount and condition of or any other matter relating to the Collateral. In addition to the foregoing rights, Lender (by any of its officers, employees or agents) shall have the right, at any time or times during Borrower's usual business hours, after at least two (2) Business Days prior notice (unless an Event of Default or Unmatured Default has occurred and is continuing in which event no prior notice shall be required) to perform field inspections of Borrower's books and records, at Borrower's sole cost and expense.

     (b) Audit Records. In addition to the right to inspect set forth herein,
         -------------
Lender (by any of its officers, accountants, employees and/or agents) shall have the right to inspect the books and Records of Borrower. All reasonable costs, fees and expenses incurred by Lender, or for which Lender becomes obligated, in connection with such inspection, verification or audit shall constitute part of Borrower's Liabilities, payable by Borrower to Lender on demand therefor and any amount not paid on demand shall bear interest at the Default Rate. Borrower hereby acknowledges that it is the intent of Lender to perform a field audit of Borrower's books and Records, at Borrower's cost and expense, no less frequently than quarterly.

     3.4 Maintain Perfection; Supplemental Documentation. Borrower shall perform
         -----------------------------------------------
all the acts requested by Lender which are reasonably necessary to maintain a valid security interest in the Collateral, including but not limited to, executing and/or delivering to Lender, at any time and from time to time hereafter, any and all Supplemental Documentation that Lender may request, in form and substance reasonably acceptable to Lender, to perfect and maintain perfected Lender's security interest, lien and/or encumbrance in and/or assignment and pledge of the Collateral and to consummate the transactions contemplated in or by this Agreement and/or the Other Agreements. Borrower agrees that Lender, to the extent permitted by applicable law, may execute, on behalf and in the name of Borrower, any Supplemental Documentation covering all or any of the Collateral and file the same in each and every appropriate jurisdiction.

     3.5 Perfected Security Interest; Location of Collateral. Borrower hereby
         ---------------------------------------------------
warrants and represents to and covenants with Lender that: (a) Lender's security interest in the Collateral is now and at all times hereafter shall be perfected and have a first priority; (b) the offices and/or locations where Borrower keeps the Collateral and the Records are at the locations specified on Exhibit C
                                                                 ---------
hereto. Borrower has no other offices or locations and Borrower shall not remove such Records and/or the Collateral therefrom and shall not keep any such Records and/or the Collateral at any other office or location unless Borrower gives Lender notice thereof at least thirty (30) days prior thereto and the same is within the continental United States of America. Borrower, by written notice delivered to Lender at least thirty (30) days prior thereto, shall advise Lender of Borrower's opening or acquisition of any new office, place of business or place where any of the Collateral is to be stored or kept, or its closing of any then existing office, place of business or place where any of the Collateral is to be stored or kept and any new office or place of business shall be within the continental United States of America.

     3.6 Collateral in Lender's Control. Lender, now or at any time hereafter,
         ------------------------------
in its sole and absolute discretion, may take control of, in any manner, and may endorse Borrower's name to any of the items of payment or proceeds in its possession or control and Lender shall apply the same to and on account of the Secured Obligations in accordance with the terms hereof. Upon the occurrence of an Event of Default and during the continuation thereof, Borrower, irrevocably, hereby makes, constitutes and appoints

Lender (and all Persons designated by Lender for that purpose) as Borrower's true and lawful agent and attorney-in-fact, with power, without notice to Borrower, to take any such actions.

     3.7 Payment of Claims. Upon the occurrence of an Event of Default and
         -----------------
during the continuation thereof, Lender, in its sole and absolute discretion, without waiving or releasing any of the Secured Obligations or any Event of Default, may at any time or times thereafter, but shall be under no obligation to, pay, acquire and/or accept an assignment of any security interest, lien, encumbrance or claim asserted by any Person against the Collateral. All sums paid by Lender in accordance with this Section 3.7 and all reasonable Costs relating thereto incurred by Lender or for which Lender becomes obligated on account thereof shall be part of the Secured Obligations payable by Borrower to Lender on demand and any amount not paid on demand shall bear interest at the Default Rate.

     3.8 Special Collateral. Immediately upon Borrower's receipt of that portion
         ------------------
of the Collateral consisting of Special Collateral, Borrower shall mark the same to show that such Special Collateral is subject to a security interest in favor of Lender and shall deliver the original thereof to Lender, together with appropriate endorsement and/or other specific evidence of assignment thereof to Lender, in form and substance acceptable to Lender.

     3.9 Sale of Collateral by Lender. Upon the occurrence of an Event of
         ----------------------------
Default and during the continuation thereof, regardless of the adequacy of any Collateral, any deposits or other sums at any time credited by or payable or due from Lender or any bailee of Lender to Borrower, or any monies, cash, cash equivalents, certificates of deposit, securities, instruments, documents or other assets of Borrower in the possession or control of Lender or its bailee for any purpose may at any time be reduced to cash and applied by Lender to, or setoff by Lender against, the Secured Obligations which are then currently due hereunder.


4.   COLLATERAL - ACCOUNTS
     ---------------------

     4.1 Representations and Warranties Specifically Relating to Accounts.
         ----------------------------------------------------------------
Borrower warrants and represents to Lender on each date that it delivers to Lender a Collateral Report that as of such date:

     (a) the Accounts (including the Fee Agreements) listed therein are genuine, are in all respects what they purport to be, are not reduced to a judgment, and, if evidenced or secured by any instrument or item of chattel paper, are evidenced by only one executed original instrument or item of chattel paper, and such original has been endorsed and delivered to Lender;

     (b) the Accounts (including the Fee Agreements) listed therein represent bona fide transactions completed in accordance with the terms and provisions hereof;

     (c) there are no setoffs, counterclaims or disputes existing, or to the best of Borrower's knowledge, asserted with respect to any Accounts (including the Fee Agreements) listed thereon; and

     (d) to the best of Borrower's knowledge, all Account Debtors of the Accounts (including the Fee Agreements) listed thereon are solvent, had the capacity to contract at the time any contract or other document was entered into, and were duly authorized to enter into such contract by all required partnership or corporate action.

     4.2 Verification of Accounts. Upon the occurrence of an Event of Default
         ------------------------
and during the continuation thereof, Lender's nominee, together with any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of a nominee of Lender, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. All Costs relating thereto reasonably incurred by Lender (or for which Lender becomes obligated), including the costs of retaining Lender's nominee, shall be part of the Secured Obligations, payable by Borrower to Lender on demand and if not paid on demand, shall bear interest at the Default Rate.

     4.3 Notices to Account Debtors. Upon the occurrence of an Event of Default
         --------------------------
and during the continuation thereof, Lender shall have the right, in its sole and absolute discretion, without notice thereof to Borrower: (a) to notify any or all Account Debtors that the Accounts and Special Collateral have been assigned to Lender and that Lender has a security interest therein; (b) to direct such Account Debtors to make all payments due from them to Borrower upon the Accounts and Special Collateral directly to Lender; and (c) to enforce payment of and collect, by legal proceedings or otherwise, the Accounts and Special Collateral in the name of Lender and Borrower.

     4.4 Appointment of Lender As Attorney-In-Fact After Default. Borrower,
         -------------------------------------------------------
irrevocably, hereby designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful agent and attorney-in-fact from and after an Event of Default and during the continuation thereof, with power, without notice to Borrower and at such time or times hereafter as Lender, in its sole and absolute discretion, may determine, in Borrower's or Lender's name: (a) to demand payment of the Accounts and Special Collateral; (b) to enforce payment of the Accounts and Special Collateral by legal proceedings or otherwise; (c) to exercise all of Borrower's rights and remedies with respect to the collection of the Accounts and Special Collateral;
(d) to settle, adjust, compromise, extend or renew the Accounts and Special Collateral; (e) to settle, adjust or compromise any legal proceedings brought to collect the Accounts and Special Collateral; (f) to sell or assign the Accounts and Special Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (g) to discharge and release the Accounts and Special Collateral; (h) to prepare, file and sign Borrower's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Accounts and Special Collateral; (i) to prepare, file and sign Borrower's name on any proof of claim in Bankruptcy or similar document against any Account Debtor; (j) to do all acts and things necessary, in Lender's sole discretion, to fulfill Borrower's Obligations under this Agreement; and (k) to prepare, file and sign Borrower's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Accounts and Special Collateral.

5.   OTHER COLLATERAL
     ----------------

     5.1 Guaranties. Concurrently herewith, Borrower shall cause each Guarantor
         ----------
to execute and deliver to Lender a guaranty of payment and performance of all Secured Obligations; provided that the liability of the Individual Guarantors
                     -------------
shall be limited as provided in the guaranty evidencing their respective obligations. In the event of the death of Beaufort J.B. Clarke, Thomas W. Martin or Paul B. Weiss, and the payment of insurance proceeds of the key-man life insurance pledged pursuant to Section 5.4, the spouse of such man shall be released from her respective guaranty.

     5.2 Pledge of Stock. In addition to the Collateral pledged pursuant to the
         ---------------
terms of Section 4.1, Borrower shall, concurrently herewith, cause its shareholders to enter into a Pledge Agreement pursuant to which such shareholders will pledge to Lender 100% of the shares of Borrower to secure all Secured Obligations. Concurrently herewith, Borrower shall execute Pledge Agreements pursuant to which Borrower will pledge all of the stock of the ICON Subsidiaries.

     5.3 Life Insurance. Concurrently herewith, Borrower shall deliver to Lender
         --------------
the original policies and collateral assignments of life insurance policies in the amount of $1,000,000 each, insuring the lives of Beaufort J.B. Clarke, Thomas W. Martin and Paul B. Weiss. In the event of the payment of a death benefit with respect to any such policy, the proceeds thereof shall be paid to Lender and applied to the Secured Obligations, whether or not then due and owing; provided that, in the event said proceeds are paid to Lender at any time
       -------------
that the prepayment is prohibited hereunder, at Borrower's option, which option shall be exercised by written notice to Lender, (i) said proceeds shall be held as cash collateral by Lender in accordance with Section 2.5; provided that any
                                                             -------------
proceeds held by Lender shall be held in an interest-bearing account, interest payable for the benefit of Borrower, or (ii) notwithstanding anything to the contrary contained herein, Borrower shall be permitted to prepay the indebtedness evidenced by the Note in an amount not to exceed insurance proceeds actually received upon such death; provided that in addition to the principal
                                   -------------
amount prepaid, Borrower shall pay to Lender a prepayment premium equal to the Make Whole Amount if such prepayment is made prior to the nineteenth month during the term hereof and receipt of the nineteenth payment of principal and interest; provided however, that if the amount prepaid is equal to or greater
          -------- -------
than the unpaid
principal balance of the Loan, the provisions of Section 2.4(c)(ii) shall be deemed applicable thereto. In the event the proceeds of such insurance policy is greater than the Secured Obligations, the excess shall be paid to Borrower or the beneficiary of the policy, as their interests may appear.

     5.4 Security Agreements. In addition to the Collateral pledged pursuant to
         -------------------
the provisions of Section 3.1, Borrower shall cause each Corporate Guarantor to grant to Lender a security interest in all of its property (real, personal and intangible) as security for the Secured Obligations.

     5.5 Notice of Other Collateral. Borrower hereby covenants and agrees to
         --------------------------
deliver to Lender notice before entering into any contract or agreement to acquire any real property, acquiring or entering into any Lease, or acquiring or entering into any Option. Borrower hereby covenants and agrees to immediately grant to Lender a first security interest, lien and mortgage, in form and substance reasonably required by Lender, on any real property or Option hereafter acquired, and Lease entered into after the date hereof.

6.   GENERAL WARRANTIES, REPRESENTATIONS AND COVENANTS
     -------------------------------------------------

     6.1 General Representations and Warranties. Except as disclosed in writing
         --------------------------------------
to Lender concurrently herewith, Borrower warrants and represents to and covenants with Lender that:

         (a) Borrower is and at all times hereafter shall be a corporation duly organized and existing and in good standing under the laws of the State of Delaware and qualified or licensed to do business and in good standing in all states in which the laws thereof require Borrower to be so qualified and/or licensed, including the State of New York;

         (b) Borrower and each other Loan Party has the right, power and capacity and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and the Other Agreements to which it is a party;

         (c) each of the fictitious names, if any, used by Borrower in the United States during the five (5) year period preceding the date of this Agreement is set forth on Exhibit D, attached hereto and none of such fictitious
                          ---------
names are registered trademarks or tradenames with the U.S. Patent and Trademark Office;

         (d) the execution, delivery and/or performance by Borrower of this Agreement and the Other Agreements shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in Borrower's Articles of Incorporation or By-Laws, or contained in any agreement, instrument or document to which Borrower is now or hereafter a party or by which it is or may become bound, or result in or require the creation of any lien, security interest, charge or other encumbrance upon or with respect to any now-owned or hereafter arising or acquired properties of Borrower;

         (e) this Agreement and the Other Agreements are and will be the legal, valid and binding agreements of Borrower enforceable in accordance with their terms, except as enforcement thereof may be subject to the effect of applicable Bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

         (f) Borrower has and at all times hereafter shall have good, indefeasible and merchantable title to and ownership of the Collateral, free and clear of all liens, claims, security interests and encumbrances, except the Permitted Liens;

         (g) Borrower owns no United States and foreign patents, trademarks, tradenames, service marks, copyrights, and has made no applications therefor;

         (h) Borrower possesses adequate assets, licenses, patents, copyrights, trademarks and tradenames to continue to conduct its business as previously conducted prior to the date hereof;

         (i) Borrower is now, and at all times hereafter shall be, solvent and generally paying its debts as they mature and Borrower now owns, and shall at all times hereafter own, property which, at a fair valuation, is greater than the sum of its debts;

         (j) Borrower now has, and shall have at all times hereafter, capital sufficient to carry on its business and transactions and all businesses and transactions in which it is about to engage;

         (k) there are no actions or proceedings which are pending or threatened against Borrower, or to the best of Borrower's knowledge, any Loan Party which might result in any material adverse change in its financial condition or materially affect Borrower's or such other Person's assets or the Collateral or Borrower's or such other Loan Party's ability to fully pay or perform the Secured Obligations;

         (l) Borrower is not a party to any contract or agreement or subject to any charge, restriction, judgment, decree or order materially and adversely affecting its business, property, assets, operations or condition, financial or otherwise;

         (m) Neither Borrower nor any ICON Subsidiary nor any Affiliate of Borrower or any ICON Subsidiary is in violation of any applicable statute, regulation or ordinance of the United States of America, of any state, city, town, municipality, county or of any other jurisdiction, or of any agency thereof, (including, but not limited to any Environmental Law or any Securities
Law) in any respect which might materially and adversely affect its business, property, assets, operations or condition, financial or otherwise;

     (n) Borrower and each ICON Subsidiary has filed or caused to be filed all tax returns which are required to be filed;

     (o) Borrower and each ICON Subsidiary has paid all Charges shown to be due and payable on said returns or on any assessments made against it or any of its property, and all other Charges imposed on it or any of its properties by any governmental authority;

     (p) ICON (UK) is a wholly-owned subsidiary of Borrower, does not and at no time during the term hereof shall have any assets with a value in excess of $5,000, and has not heretofore and will not engage in any business activity.

     (q) Except as disclosed in the Financials heretofore delivered by Borrower to Lender and as set forth on Exhibit E, Borrower has no Indebtedness (except
                              ---------
for Indebtedness arising in the ordinary course of its business since the dates reflected in the Financials), has not guaranteed (other than as a result of the endorsement of any instrument or items of payment for deposit or collection in the ordinary course of business or as otherwise expressly permitted pursuant to the terms hereof) the obligations of any Person, and there are no actions or proceedings which are pending or, to the best of Borrower's knowledge, threatened against Borrower which, in any of the foregoing cases, are reasonably likely to result in any material adverse change in its financial condition or materially adversely affect its assets or the Collateral or its ability to fully perform and satisfy Borrower's Liabilities hereunder;

     (r) Neither Borrower nor any ICON Subsidiary is in default with respect to any indenture, loan agreement, mortgage, deed or other similar agreement relating to the borrowing of monies to which it is a party, by which it is bound;

     (s) the most recent Financials fairly and accurately present the assets, liabilities and financial conditions and results of operations of Borrower and such other Persons, if any, described therein as of and for the periods ending on such dates set forth therein and have been prepared in accordance with GAAP and such principles have been applied on a basis consistently followed in all material respects throughout the periods involved;

     (t) there has been no material adverse change (as determined by Lender, in Lender's sole discretion) in the assets, liabilities or financial condition of Borrower since the date of the most recent Financials;

     (u) the execution, delivery and performance by Borrower of this Agreement and the Other Agreements will not, except to the extent caused by independent actions of Lender, impose on or subject Lender to any liability, whether fixed or contingent, in respect of any Environmental Law or Securities Law relating to the operation of Borrower's business;

     (v) Borrower is now, and at all times during the term or any renewal term hereof Borrower shall be, in compliance with the Worker's Adjustment and Retraining Notification Act;

     (w) Borrower's execution and delivery of this Agreement and the Other Agreements does not directly or indirectly violate or result in a violation of any Securities Laws or Regulations U, G, T and X of the Board of Governors of the Federal Reserve System (12 CFR 221, 207, 220 and 224, respectively), and Borrower does not own or intend to purchase or carry any "margin security", as defined in such Regulations;

     (x) Attached hereto as Exhibit F is a true, accurate and complete schedule
                            ---------
of all corporations, partnerships, joint venturers, trusts, limited liability company, unincorporated organization, association or associate in which Borrower has an equity interest.

     (y) Lender's exercise of any of the rights or remedies described in Article 8 of this Agreement or in any of the Other Agreements shall not constitute a breach of any provision contained in any agreement, instrument or document concerning the assignment or license of, or the payment of royalties for, any patents, patent rights, tradenames, trademarks, trade secrets, know-how, copyrights or any other form of intellectual property now or at any time or times hereafter protected as such by any applicable law; and

     (z) attached hereto as Exhibit I is a true, accurate and complete list of
                            ---------
the fifty largest lessees of equipment from Affiliates of Borrower (based upon annual rental paid). No such lessee is in default under the terms of any lease with any Affiliate of Borrower.

     (aa) Borrower is not a party to any lease of real property, either as lessor or lessee.

     6.2 Business Purpose; Margin Stock; Securities. Borrower warrants and
         ------------------------------------------
represents to Lender that Borrower shall use the proceeds of the Loan solely to pay existing Indebtedness and for general corporate purposes, consistently with all applicable laws and statutes. Borrower's use of the proceeds of the Loan are legal and proper uses (duly authorized by all requisite action of the board of directors of Borrower), in accordance with applicable laws, rules and regulations, as in effect from time to time. Borrower further warrants and represents to Lender and covenants with Lender that Borrower is not in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve

System), and no proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. As of the date hereof, Borrower does not own the Securities of any Person.

     6.3 Survival of Warranties and Representations. Borrower covenants,
         ------------------------------------------
warrants and represents to Lender that all representations and warranties of Borrower contained in this Agreement and the Other Agreements shall be true on the date hereof, and shall survive the execution, delivery and acceptance hereof and thereof by the parties thereto and the closing of the transactions described herein and therein or related hereto or thereto.


7.   COVENANTS AND CONTINUING AGREEMENTS.
     -----------------------------------

     7.1 Financial Covenants.
         -------------------

         (a) At all times during the term hereof, measured quarterly, Borrower shall have minimum stockholder's equity of $1,500,000 as stated in Borrower's balance sheet, and as determined in accordance with GAAP.

         (b) At all times during the term hereof, measured quarterly, ICON Capital Corp., a subsidiary of Borrower, shall have outstanding Accounts (including the aggregate amount of Accounts due or to become due from Fee Agreements) in an amount equal to three (3) times the then outstanding principal balance of the Loan, discounted for the present value thereof at an interest rate of 10% per annum.

     7.2 Affirmative Covenants. Borrower warrants and represents to and
         ---------------------
covenants with Lender that Borrower shall, unless Lender otherwise consents thereto in writing, do all of the following during the term hereof:

     (a) Insurance. Borrower will at all times maintain or cause to be
         ---------
maintained on the Equipment, Inventory, any real property owned by Borrower any ICON Subsidiary or any lessee thereof and Borrower's tangible other assets owned by Borrower any ICON Subsidiary or any lessee thereof, insurance against such risks ordinarily insured against by other owners or users of such properties in similar businesses similarly situated and in any event the following:

         (i)   Property Insurance: insurance covering the Equipment, Inventory,
               ------------------
      real property and Borrower's other tangible assets in the event of fire, lightning, windstorm, vandalism, malicious mischief and all other risks normally covered by "all risk" coverage policies in New York in an amount, subject to commercially reasonable deductibles, equal to 100% of the replacement value thereof;

         (ii)  Commercial General Liability Insurance: comprehensive general
               --------------------------------------
     public liability insurance (including coverage for elevators and escalators, if any, contractual liability, explosion, underground property, and broad form property damage endorsement, against claims for bodily injury, death or property damage occurring or caused by events occurring on, in or about any real estate leased by Borrower, and adjoining streets and sidewalks), in such minimum combined single limit amount as Lender shall reasonably require, subject to standard deductibles;

         (iii) Workers' Compensation Insurance: Worker's Compensation and
               -------------------------------
     employer's liability insurance covering Borrower's employees in such amounts as is required by law;

         (iv)  Contents Insurance: Fire and Extended Coverage Insurance
               ------------------
     (contents broad form) and Sprinkler Leakage Insurance on Borrower's tangible personal property located on the premises of Borrower, and on all improvements or betterments constructed by Borrower thereon, in amounts sufficient, subject to standard deductibles, to fully insure such tangible personal property;

         (v)   Business Interruption/Rent Loss Insurance. Business Interruption
               -----------------------------------------
     Insurance in such amount as Lender shall reasonably request but in no event less than the estimated regularly scheduled principal and interest payable hereunder during a twelve (12) month period and all Charges which could become a lien upon the Assets.


     All policies of insurance on the Collateral or otherwise required hereunder shall be in form and with companies reasonably satisfactory to Lender. Borrower shall deliver to Lender the original (or certified copy) of each policy of insurance and, upon the request of Lender, evidence of payment of all premiums therefor that had become due and payable and shall deliver renewals of all such policies to Lender at least ten (10) days prior to their expiration dates. Such policies of insurance shall contain an endorsement, in form and substance reasonably acceptable to Lender, showing all losses payable to Lender or, in Lender's reasonable discretion, Borrower shall execute a separate assignment thereof, in form and substance reasonably acceptable to Lender. Lender shall be named as lender loss payee, mortgagee and secured party in all policies of property insurance and as an additional insured in all policies of liability insurance. Such endorsement shall provide that the insurance companies will give Lender at least thirty (30) days' prior notice before any such policy shall be materially modified or canceled and that no act or default of Borrower or any other person (other than Lender) shall affect the right of Lender to recover under such policy in case of loss or damage. Borrower hereby directs all insurers under such policies to pay all proceeds payable thereunder directly to Lender. During such times that an Event of Default has occurred and is continuing, Borrower irrevocably makes, constitutes and appoints Lender (and all officers, employees or agents designated by Lender) as Borrower's true and lawful attorney and agent-in-fact for the purpose of making, settling and adjusting claims under such policies, endorsing the name of Borrower in writing or by stamp on any check, draft, instrument or other item of payment for the proceeds of such policies and for making all determinations and decisions with respect to such policies, in each such case. If Borrower shall fail to obtain or to maintain any of the policies required by this Section 7.2 (a) or to pay any premium relating thereto or to renew any such policies and to deliver evidence of such renewal to Lender no later than ten (10) days prior to the expiration of the existing policy, then Lender, without waiving or releasing any obligation or default by Borrower hereunder and without notice to Borrower, may (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which Lender deems advisable. Borrower acknowledges that premiums paid by Lender may be greater than those which Borrower may have been able to negotiate. All sums so disbursed by Lender, including costs relating thereto, shall be payable by Borrower to Lender on demand and shall be additional Borrower's Liabilities.

     (b)  Financial Reports. Borrower shall keep books of account and prepare
          -----------------
financial statements and furnish to Lender the following (all of the foregoing and following to be kept and prepared in accordance with generally accepted accounting principles, in each case consistent with the Financials heretofore delivered by Borrower to Lender, unless Borrower's independent certified public accountants concur in any changes therein and such changes are disclosed in writing to Lender):

          (i)   Annual. As soon as available, but no later than ninety (90) days
                ------
     after the close of each fiscal year of Borrower, audited financial statements of Borrower and ICON Capital Corp. (including a statement of cash flow, a balance sheet and profit and loss statement with supporting footnotes) as at the end of such year and for the year then ended all in form and detail required by GAAP prepared by a firm of independent certified public accountants selected by Borrower and reasonably acceptable to Lender and containing the unqualified opinion of such independent certified public accountants with respect to the financial statements and accompanied by a statement by such accountant that, as of the date thereof, there are no Events of Default or Unmatured Defaults under this Agreement or any Other Agreement.

          (ii)  Quarterly Reports. As soon as available, but in no event less
                -----------------
     than forty-five (45) days after the end of each quarter, financial statements of Borrower and ICON Capital Corp. (including a statement of cash flow, a balance sheet and profit and loss statement with supporting footnotes) as at the end of such year and for the year then ended all in form and detail as reasonably required by Lender, prepared by the chief financial officer of Borrower and containing the unqualified statement of such officer that, as of the date thereof, there are no Events of Default or Unmatured Defaults under this Agreement or any Other Agreement;

          (iii) Collateral Reports. As soon as available, but in no event later
                ------------------
     than the thirtieth day of each month, a report (the "Collateral Report"), in form and detail reasonably acceptable to Lender, setting forth: (i) any and all Fee Agreements to which Borrower, any ICON Subsidiary, or any Affiliate of Borrower or an ICON Subsidiary is a party pursuant to which Borrower, any ICON Subsidiary or any Affiliate of Borrower or any ICON Subsidiary is to receive fees, salary, or other compensation; (ii) the amount and timing of the fees, salary or other compensation to be paid thereunder; and (iii) whether any default or event of default has occurred by any party under the terms of such Fee Agreement. Attached hereto as Exhibit G, is the initial
                                                     ---------
     Collateral Report, which Borrower hereby represents is true, accurate and complete as of the date hereof.

         (iv)  Guarantor Financial Information. Borrower shall cause each
               -------------------------------
     Guarantor to deliver to lender those financial statements, Collateral Reports, and other financial information required by the terms of the Guaranties.

         (v) Other Information. Such other data and information (financial
             -----------------
     and otherwise) as Lender, from time to time, may reasonably request bearing upon or related to the Collateral, Borrower's financial condition and/or result of operations.

     (c) Records. Borrower shall keep accurate and complete Records relating to
         -------
the Collateral and the operation of Borrower's business which Records shall be made available to Lender upon notice to Borrower in accordance with Section 4.3 (unless an Event of Default or an Unmatured Default has occurred and is continuing in which event no notice shall be required) for Lender's inspection, copying, verification or otherwise.

     (d) Pay Debts. Borrower shall pay or discharge or otherwise satisfy all
         ---------
Indebtedness at or before maturity or before the same becomes delinquent, provided that Borrower shall not be required to pay any Indebtedness which is
-------------
unsecured while the same is being contested by it in good faith and by appropriate proceedings so long as Borrower shall have set aside on its books reserves in accordance with GAAP with respect thereto and title to any property of Borrower is not jeopardized.

     (e) Payment of Charges. Borrower shall pay promptly when due all of the
         ------------------
Charges, provided that notwithstanding the foregoing, Borrower may permit or
         -------------
suffer the Charges to attach to Borrower's assets and may dispute, without prior payment thereof, the Charges, on the conditions that: (i) Borrower, in good faith, shall be contesting the same in an appropriate proceeding; (ii) enforcement thereof against any assets of Borrower shall be stayed; and (iii) appropriate reserves therefor shall have been established on the Records of Borrower in accordance with GAAP. In the event Borrower, at any time or times hereafter, shall fail to pay the Charges required herein, Borrower shall so advise Lender thereof in writing; Lender may, without waiving or releasing any Secured Obligation or any Event of Default hereunder, in its sole and absolute discretion, at any time or times thereafter, make such payment, or any part thereof, and take any other action with respect thereto which Lender deems advisable. All sums so paid by Lender and any expenses, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be part of Borrower's Liabilities, payable by Borrower to Lender on demand and any amount not paid on demand shall bear interest at the Default Rate.

     (f) Corporate Existence. Borrower shall, and shall cause each ICON
         -------------------
Subsidiary to, preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation or organization, and qualify and remain qualified to do business in each other jurisdiction in which such qualification is necessary in view of its business or operations.

     (g) Equity Ownership.
         ----------------

         (i) At all times during the term hereof, Borrower shall be the owner of 100% of the issued and outstanding stock of the Corporate Guarantors and ICON UK, subject to no liens and encumbrances, other than the Pledge Agreement in favor of Lender.

         (ii) At all times during the term hereof, Summit Asset Holding L.L.C. and Warrenton Capital Partners L.L.C. shall each own 50% of the issued and outstanding voting stock of Borrower, subject to no liens or encumbrances other than the Pledge Agreement in favor of Lender. There shall be no class of shares, other than the voting shares owned by Summit Asset Holding L.L.C. and Warrenton Capital Partners L.L.C. and the Class B Stock, of which Lender shall be the sole shareholder.

         (iii) At all times during the term hereof, Borrower shall own not less than 60% of the outstanding shares of MGC/Griffin Capital Corporation, subject to no liens or encumbrances other than the Pledge Agreement in favor of Lender.

     (h) Compliance with Laws. Borrower shall comply with, and shall cause each
         --------------------
ICON Subsidiary to comply with, all laws, rules, regulations and governmental orders (federal, state and local), including all Environmental Laws and all Securities Laws, having applicability to it or to the business or businesses at any time conducted by it, where the failure to so comply would have a material adverse effect, either individually or in the aggregate, on the business, condition (financial or otherwise) and assets, operations or prospects of Borrower or the applicable ICON Subsidiary.

     7.3 Negative Covenants. Borrower warrants and represents to and covenants
         ------------------
with Lender that Borrower shall not, without Lender's prior written consent thereto, which consent Lender may or may not give in its sole discretion, concurrently or hereafter to do any of the following:

         (a) Sale of Collateral. Borrower shall not grant, assign, sell or
             ------------------
transfer any of Borrower's Assets or the Collateral to any Person. Borrower shall not grant a security interest in, assign for collateral purposes or permit, grant, or suffer a lien, claim or encumbrance upon any of Borrower's Assets or the Collateral, except the Permitted Liens; provided that, Borrower or any ICON Subsidiary may grant a
                 -------------
security interest in Accounts arising from Fee Agreements if: (i) Borrower or the applicable ICON Subsidiary shall give Lender no less than thirty (30) days prior written notice, and (ii) the creditor, Borrower and Lender shall enter into a subordination agreement, in form and substance acceptable to Lender, pursuant to which the holder of the Indebtedness secured by such lien shall agree that (x) payments of such Indebtedness shall be subordinate to the Secured Obligations, (y) any lien granted to secure such Indebtedness is expressly subordinate to the liens in favor of Lender, and (z) upon the occurrence of an Event of Default or Unmatured Default hereunder and during the continuation thereof, no payments may be made or received on account of such Indebtedness.

     (b) Attachment. Borrower shall not permit or suffer any levy, attachment or
         ----------
restraint to be made affecting any of its assets or the Collateral which such levy, attachment or restraint has not been released within a reasonable period of time.

     (c) Receivers. Borrower shall not permit or suffer any receiver, trustee or
         ---------
assignee for the benefit of creditors, or any other custodian to be appointed to take possession of all or any of Borrower's assets or any of the Collateral.

     (d) Adverse Transactions. Borrower shall not enter into any transaction
         --------------------
which materially adversely affects Borrower's ability to repay Borrower's Liabilities or other Indebtedness, or materially adversely affects the Collateral, or adversely affects Borrower's ability to perform the Secured Obligations.

     (e) Guaranty Debt. Borrower shall not guaranty or otherwise, in any way,
         -------------
become liable with respect to the obligations or liabilities of any other Person, including, without limitation, by agreement to (i) maintain net worth or working capital, (ii) purchase the obligations or property of any such Person, or to furnish funds to any such Person, directly or indirectly, through the purchase of goods, supplies or services, in any such case with the intent to provide such a guaranty or otherwise become so liable, or (iii) obtain upon its credit the issuance of any letter or letters of credit for the obligations of any such Person, provided that the foregoing limitations shall not apply to
                 -------------
endorsement of instruments or items of payment for deposit or collection in the ordinary course of business.

     (f) Change Capital Structure. Neither Borrower nor any Corporate Guarantor
         ------------------------
shall make any change in its capital structure or in any of its business objectives, purposes and operations; neither Borrower nor any ICON Subsidiary shall create or acquire any Subsidiary, without in each case causing such Subsidiary to guaranty the Loan and grant a security interest to secure payment thereof, on the same terms and conditions as the Corporate Guarantors.

       (g) Borrower's Stock. Borrower shall not redeem, retire, purchase or
           ----------------
otherwise acquire, directly or indirectly, any of Borrower's stock or other evidence of ownership interest or make any loans, advances and/or extensions of credit to any Persons.

       (h) Merger. Borrower shall not merge or consolidate with or acquire all
           ------
or substantially all of the assets or stock any Person, unless such merger results in a Tangible Net Worth that is three times Borrower's Tangible Net Worth on the date of the execution hereof. Borrower shall give Lender no less than ten (10) Business Day's advance notice of any proposed merger, consolidation or acquisition of all or substantially all of the assets or stock of any Person.

8. DEFAULT
   -------

   8.1 Events of Default. The occurrence of any one of the following events
       -----------------
shall constitute a default ("Event of Default") under this Agreement:

       (a) if Borrower fails to pay Borrower's Liabilities, or any part thereof on the due date thereof.

       (b) Borrower breaches the covenants set forth in Sections 7.1, 7.2(a) or
(b), 7.3 and/or 7.4.

       (c) Failure by Borrower to promptly perform any other obligation or observe any other condition, covenant, term, agreement or provision required to be performed or observed by Borrower under this Agreement within ten (10) days after written notice thereof; provided that: (i) if such default, in the
                              -------------
reasonable discretion of Lender, creates a hazardous condition or materially, adversely and immanently affects the value of the Collateral or the ability of Borrower to perform its obligations hereunder, such default shall be cured immediately, and (ii) subject to the provisions of subsection (i) above, to the extent that such default is of such a character which reasonably requires more than ten (10) days to cure, Borrower shall have such reasonable additional time to cure the default, if Borrower has commenced to cure the same within said ten
(10) day period and is diligently and continuously pursuing such cure, which default shall in all circumstances be corrected within thirty (30) days after delivery of the above required written notice.

       (d) if any representation or warranty on the part of Borrower contained in this Agreement or the Other Agreements, or any document, instrument or certificate delivered pursuant hereto or thereto shall have been incorrect in any material respect when made or deemed made.

       (e) if the Collateral, or any portion thereof, is attached, seized, subjected to a writ of distress, warrant, or are levied upon, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors.

     (f) if a petition under any section or chapter of the Bankruptcy Reform Act of 1978, as amended, or any similar law or regulation shall be filed by Borrower or any other Loan Party, or if Borrower or any other Loan Party shall make an assignment for the benefit of its creditors or if any case or proceeding is filed by Borrower for its dissolution or liquidation.

     (g) if Borrower is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs or if a petition under any section or chapter of the Bankruptcy Reform Act of 1978, as amended, or any similar law or regulation is filed against Borrower or any other Loan Party or if any case or proceeding is filed against Borrower for its dissolution or liquidation and such injunction, restraint or petition is not dismissed or stayed within thirty (30) days after the entry or filing thereof.

     (h) if an application is made by any Person other than Borrower for the appointment of a receiver, trustee, or custodian for the Collateral, or any other material portion of Borrower's or any other Loan Party's assets and the same is not dismissed or stayed within thirty (30) days after the application therefor;

     (i) if a notice of any Charge is filed of record with respect to all or any of Borrower's or any other Loan Party's assets, or if any Charge becomes a lien or encumbrance upon the Collateral or any other of Borrower's any other Loan Party's assets, other than Permitted Liens, and the same is not released within thirty (30) days after the same becomes a lien or encumbrance.

     (j) the occurrence of an Event of Default under any of the Other Agreements, which is not cured within the time period, if any, specified therefor in such Other Agreement.

     (k) if one or more judgments or decrees shall be entered against Borrower, involving, individually, or in the aggregate, a liability of $50,000 or more and all such judgments or decrees shall not have been vacated, discharged or stayed pending appeal within thirty (30) days from the entry thereof.

     (l) if this Agreement or any of the Other Agreements shall cease for any reason to be in full force and effect (other than by reason of the satisfaction of all of Borrower's Liabilities or voluntary release by Lender of any Other Agreement) or Borrower or any other Person (other than Lender) shall disavow its obligations thereunder, or shall contest the validity or enforceability of any thereof.

     (m) if Lender's lien or security interest in any Collateral shall for any reason cease to be a legal, valid, perfected or enforceable first priority lien on and security interest in such Collateral (other than by reason of the payment in full of all obligations secured thereby or voluntary release by Lender of such Collateral).

         (n) if Borrower or any ERISA Affiliate (1) shall effect a complete or partial withdrawal (as defined in ERISA Sections 4203 or 4205) from a Multiemployer Plan, if such withdrawal could subject either Borrower or any ERISA Affiliate to liability; (2) shall fail to pay when due an amount that is payable by it to the PBGC or to an Employee Benefit Plan; (3) has instituted against it by a fiduciary of any Multiemployer Plan an action to enforce ERISA
Section 515 and such proceedings shall not have been dismissed within thirty
(30) days thereafter; (4) has imposed against it any tax under Code Section 4980B(a); (5) has assessed against it by the Secretary of Labor a civil penalty with respect to any Employee Benefit Plan under ERISA Section 502(c) or 502(l);
(6) shall apply for a waiver of the minimum funding standards of the Code; or
(7) shall permit any other event or condition to occur or exist with respect to an Employee Benefit Plan that could subject either Borrower or any ERISA Affiliate to liability.

         (o) a default by Borrower or any other Loan Party shall occur under any agreement, document or instrument (other than this Agreement or any of the other Loan Documents) now or hereafter existing, to which Borrower or any other Loan Party is a party and the effect of such default is reasonably likely to have a material adverse effect on the financial conditions or business operations of Borrower or such other Loan Party.

         (p) if Borrower or any other Loan Party is in default in the payment of any Indebtedness for borrowed money in an aggregate principal amount outstanding in excess of $25,000 under any agreement (other than the Loan Documents), or is in breach of any agreement evidencing such Indebtedness (other than any Loan Document) and the effect of such default or breach, as the case may be, is to enable the holder thereof then to accelerate the maturity of such Indebtedness, unless the same is waived or otherwise ceases to exist.

         (q) if Borrower or any ICON Subsidiary dissolves, liquidates, or fails to maintain its corporate existence or amends its Articles of Incorporation or By-Laws in any material respect.

         (r) If any default occurs in the payment of Borrower's liabilities or performance of Borrower's covenants under the terms of the Put Agreement

     8.2 Remedies Cumulative. All of Lender's rights and remedies under this
         -------------------
Agreement and the Other Agreements are cumulative and non-exclusive.

     8.3 Acceleration. Upon an Event of Default, without notice by Lender to or
         ------------
demand by Lender to Borrower, Borrower's Liabilities shall be due and payable, forthwith.

     8.4  Remedies. Upon the occurrence of an Event of Default and the
          --------
continuation thereof, Lender, in its sole and absolute discretion, may:

          (a) exercise any one or more of the rights and remedies of a secured party under the Uniform Commercial Code of the relevant state or states and any other applicable law upon default by a debtor;

          (b) enter, with or without process of law and without breach of the peace, any premises where the Collateral is or may be located, and without charge or liability to Lender therefor seize and remove the Collateral from said premises and/or remain upon said premises and use the same for the purpose of collecting, preparing and disposing of the Collateral;

          (c) sell or otherwise dispose of the Collateral at public or private sale for cash or credit, provided, however, that Borrower shall be credited with
                         -----------------------
the net proceeds of such sale only when such proceeds are actually received by Lender;

          (d) to the extent permitted by law, Borrower hereby waives all right to the possession, income, and rents of any Real Property from and after the occurrence of any Event of Default, and Lender is hereby expressly authorized and empowered, at and following any such occurrence, to enter into and upon and take possession of the real property and the Leaseholds or any part thereof, to lease, sublease or assign the same, to collect and receive all rents and to apply the same and to foreclose the lien of the mortgage hereby granted in accordance with the laws of the state where the real property is located and Lender shall have all rights and remedies to the fullest extent of the law; and/or

          (e) exercise any or all rights or remedies under any of the Other Agreements.

     8.5  Assemble Collateral. Upon the occurrence of an Event of Default and
          -------------------
the continuation thereof, Borrower, immediately upon demand by Lender, shall assemble the Collateral and make it available to Lender at a place or places to be designated by Lender which are reasonably convenient to Lender and Borrower.

     8.6  Injunctive Relief. Borrower recognizes that in the event Borrower
          -----------------
fails to perform, observe or discharge any of the Secured Obligations, no remedy of law will provide adequate relief to Lender, and agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     8.7  Notice of Sale. Any notice required to be given by Lender of a sale,
          --------------
lease, other disposition of the Collateral or any other intended action by Lender, deposited in the United States mail, postage prepaid and duly addressed to Borrower at its principal place of business specified on Exhibit C not less than ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice to Borrower thereof.

     8.8  Postponement of Sale. Upon the occurrence of an Event of Default and
          --------------------
the continuation thereof, Borrower agrees that Lender may, if Lender deems it reasonable, postpone or adjourn any such sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Borrower agrees that Lender has no obligation to preserve rights against prior parties to the Collateral. Further, Borrower waives and releases any cause of action and claim against Lender as a result of Lender's possession, collection or sale of the Collateral, any liability or penalty for failure of Lender to comply with any requirement imposed on Lender relating to notice of sale, holding of sale or reporting of sale of the Collateral, and, to the extent permitted by law, any right of redemption from such sale.

     8.9  Waiver of Bond. In the event Lender seeks possession of the Collateral
          --------------
through replevin or other court process, Borrower hereby irrevocably waives (a) any bond, surety or security required as an incident to such possession, and (b) any demand for possession of the Collateral prior to commencement of any suit or action to recover possession thereof.

     8.10 Consent Does Not Create Custom. No authorization given by Lender
          ------------------------------
pursuant to this Agreement or the Other Agreements to sell any specified portion of the Collateral or any items thereof, and no waiver by Lender in connection therewith shall establish a custom or constitute a waiver of the prohibition contained in this Agreement against such sales, with respect to any portion of the Collateral or any item thereof not covered by said authorization.

     8.11 Revenue Fund. If an Event of Default of Unmatured Default has occurred
          ------------
and is continuing, upon direction from Lender, Borrower, and to the extent appropriate Guarantor, shall establish a fund, herein referred to as the "REVENUE FUND" with a bank (the "Bank") which is acceptable to Lender. Borrower, and to the extent appropriate Guarantor, shall deposit into such fund all of Borrower's revenues received from any of the Collateral, including any Fee Agreements, during each succeeding month, beginning on the first day thereof, and on each day thereafter. Borrower, and to the extent appropriate, Guarantor, shall direct all Account Debtor's to remit payments to Borrower to the Revenue Fund Account. Unless all of the Indebtedness has been accelerated pursuant to the remedies set forth herein, monies in the Revenue Fund shall be paid first to the Lender as payment on account of any and all outstanding Indebtedness then due, and second to pay for ordinary and necessary expenses of the Borrower as described in a request for disbursements delivered to the Bank.

9.   CONDITIONS PRECEDENT TO DISBURSEMENT
     ------------------------------------

     9.1  Checklist Items. The obligation of Lender to make the Loan to Borrower
          ---------------
is subject to the condition precedent that, in addition to satisfaction of the conditions set forth in Sections 9.2 and 9.3, Lender shall have received, prior to the disbursement of the proceeds of the Loan hereunder all documents, instruments, agreements, notes, mortgages, collateral assignments, evidences of Borrower's authority, and all other instruments as Lender may reasonably request, including but not limited to all items on the Documentation Checklist, delivered by Lender to Borrower prior to the date hereof.

     9.2  Necessary Actions. The obligation of Lender to make the Loan to
          -----------------
Borrower is subject to the further condition precedent that all proceedings taken in connection with the transactions contemplated by this Agreement, and all instruments, authorizations and other documents applicable thereto, shall be reasonably satisfactory in form and substance to Lender and its counsel.

     9.3  Conditions Precedent. In addition to the foregoing, prior to Lender
          --------------------
making the Loan, all of the following shall have been satisfied in a manner satisfactory to Lender:

          (a) no change in the condition or operations, financial or otherwise, of Borrower, or any other Loan Party, shall have occurred which change, in the sole credit judgment of Lender, may have a material adverse effect on Borrower, or any other Loan Party or on any of the Collateral;

          (b) no litigation shall be outstanding or have been instituted or threatened which Lender determines to be material against Borrower, any other Loan Party or any of the Collateral;

          (c) all of the representations and warranties of Borrower and all other Loan Parties set forth in this Agreement and each of the Other Agreements shall be true and correct on the date of disbursement;

          (d) no Event of Default or Unmatured Default shall exist or be continuing; and

          (e) all Uniform Commercial Code financing statements shall have been filed in the appropriate jurisdictions and Lender shall have received evidence, in form and substance satisfactory to Lender thereof;


10.  GENERAL
     -------

     10.1 Compliance with ERISA.
          ---------------------

     (a)  Representations and Warranties. Borrower hereby represents and
          ------------------------------
warrants that:

          (i)    Exhibit H hereto describes the Employee Benefit Plans to which
                 ---------
Borrower or any of its ERISA Affiliates may have obligations;

          (ii) each Employee Benefit Plan of Borrower or any of its ERISA Affiliates is in compliance in all material respects with its terms and with the applicable provisions of ERISA, the Code and all other statutes and regulations applicable thereto and each such Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to any such Employee Benefit Plan has been determined to be exempt from federal income tax under
Section 501(a) of the Code;

          (iii) neither Borrower nor any of its ERISA Affiliates maintains or contributes to any Employee Benefit Plan with an actuarial present value of projected benefit obligations that exceeds the fair market value of net assets available for such benefits, calculated on the basis of the actuarial assumptions specified in the most recent actuarial valuation for such Employee Benefit Plan, and no such Employee Benefit Plan provides for subsidized early retirement benefits that could materially adversely affect the funded status of such Employee Benefit Plan or Employee Benefit Plans in the event of a reduction in force or plant closing;

          (iv) with respect to each Employee Benefit Plan that is a "defined benefit plan", as defined in Section 3(35) of ERISA, the assets of each such Employee Benefit Plan are equal to or greater than the accrued benefits of the participants and beneficiaries thereunder, as determined pursuant to the actuarial methods and assumptions utilized by the PBGC in the event of a plan termination;

          (v) neither Borrower nor any of its ERISA Affiliates sponsors, maintains, participates in or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA that provides benefits to employees after termination of employment other than as required by Section 601 of ERISA or applicable state law; as such, neither Borrower nor any of its ERISA Affiliates are currently or will in the future be subject to the accounting recognition and disclosure standards of Statement of Financial Accounting Standards No. 106 (FASB 106);

          (vi) neither Borrower nor any of its ERISA Affiliates has breached in any material respect any of the responsibilities, obligations, or duties imposed on them by ERISA or the regulations promulgated thereunder with respect to any Employee Benefit Plan;

          (vii) neither Borrower nor any ERISA Affiliate has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made or expects to make a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan;

          (viii) at the date hereof, the aggregate potential withdrawal liability payment, as determined in accordance with Title IV of ERISA, of Borrower and any ERISA Affiliates with respect to all Employee Benefit Plans that are Multiemployer Plans does not exceed $50,000 and, to the best of Borrower's and its ERISA Affiliate's knowledge, no Multiemployer Plan is in reorganization or insolvent within the meaning of Sections 4241 or 4245 of ERISA.

          (ix) neither Borrower nor any ERISA Affiliate has failed to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or other payment;

          (x) neither Borrower nor any ERISA Affiliate is required to provide security to an Employee Benefit Plan under Section 401(a)(29) of the Code due to an Employee Benefit Plan amendment that results in an increase in current liability for the plan year;

          (xi) no liability to the PBGC has been, or is expected by Borrower or any ERISA Affiliate to be, incurred by Borrower or any ERISA Affiliate, other than the payment of premiums, and there are no premium payments that have become due and which are unpaid;

          (xii) no events have occurred in connection with any Employee Benefit Plan that might constitute grounds for the termination of any such Employee Benefit Plan by the PBGC or for the appointment by any United States District Court of a trustee to administer any such Employee Benefit Plan;

          (xiii) no Reportable Event has, in the case of any Employee Benefit Plan maintained by Borrower or an ERISA Affiliate other than a Multiemployer Plan, occurred and is continuing, or to the best of Borrower's knowledge, has occurred and is continuing in the case of any such Employee Benefit Plan that is a Multiemployer Plan;

          (xiv) no Employee Benefit Plan maintained by Borrower or an ERISA Affiliate had an Accumulated Funding Deficiency, whether or not waived, as of the last day of the most recent fiscal year of such Employee Benefit Plan or, in the case of any Multiemployer Plan, as of the most recent fiscal year of such Multiemployer Plan for which the annual reports of such Multiemployer Plan's actuaries and auditors have been received; and

          (xv) neither Borrower nor any ERISA Affiliate has engaged in a Prohibited Transaction prior to the date hereof, and the execution, delivery, and carrying out of this Agreement will not involve any non-exempt Prohibited Transactions (within the meaning of Part 4 of Subtitle B of Title I of ERISA) or any transaction in connection with which a tax could be imposed pursuant to
Section 4975 of the Code.

     (b)  ERISA Reports. Borrower shall:
          -------------

          (i) as soon as possible, and in any event within fifteen (15) Business Days, after Borrower or an ERISA Affiliate knows or has reason to know that, regarding any Employee Benefit Plan with respect to Borrower or an ERISA Affiliate, a Prohibited Transaction or a Reportable Event has occurred (whether or not the requirement for notice, if applicable, of such Reportable Event has been waived by the PBGC), deliver to Lender a certificate of a responsible officer of Borrower setting forth the details of such Prohibited Transaction or Reportable Event, the action that Borrower proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor, or PBGC;

          (ii) upon request of Lender made from time to time, deliver to Lender a copy of the most recent actuarial report, funding waiver request, and annual report filed with respect to any Employee Benefit Plan maintained by Borrower or an ERISA Affiliate;

          (iii) upon request of Lender made from time to time, deliver to Lender a copy of any Employee Benefit Plan sponsored, contributed to, participated in or maintained by Borrower or any ERISA Affiliate; and

          (iv) as soon as possible, and in any event within ten (10) Business Days, after it knows or has reason to know that any of the following have occurred with respect to any Employee Benefit Plan maintained, or contributed to, by Borrower or an ERISA Affiliate, deliver to Lender a certificate of a responsible officer of Borrower setting forth the details of the events described in (a) through (l) and the action that Borrower or any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice or filing from the PBGC or other agency of the United States government with respect to such of the events described in (a) through (l): (a) any Employee Benefit Plan has been terminated if such termination could subject Borrower or any ERISA Affiliate to material liability; (b) the Plan Sponsor intends to terminate any Employee Benefit Plan; (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate any such Employee Benefit Plan or to appoint a trustee to administer such Employee Benefit Plan, or Borrower or any ERISA Affiliate receives a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

     (d) Borrower or any ERISA Affiliate withdraws from any Employee Benefit Plan, or notice of any withdrawal liability is received by Borrower or any ERISA Affiliate; (e) any Employee Benefit Plan has received an unfavorable determination letter from the Internal Revenue Service regarding the qualification of the Employee Benefit Plan under Section 401(a) of the Code; (f) Borrower or any ERISA Affiliate fails to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment or has applied for a waiver of the minimum funding standard under Section 412 of the Code; (g) the imposition of any tax under Code Section 4980B(a) or the assessment by the Secretary of Labor of a civil penalty under Sections 502(c) or 502(l) of ERISA; (h) there is a partial or complete withdrawal (as described in ERISA Section 4203 or 4205) by Borrower or any ERISA Affiliate from a Multiemployer Plan; (i) Borrower or any ERISA Affiliate is in "DEFAULT" as defined in ERISA Section 4219(c)(5)) with respect to payments to a Multiemployer Plan required by reason of its complete or partial withdrawal from such Employee Benefit Plan; (j) a Multiemployer Plan is in "REORGANIZATION" or is "INSOLVENT" (as described in Title IV of ERISA) or such Multiemployer Plan intends to terminate or has terminated under
     Section 4041A of ERISA; (k) the institution of a proceeding by a fiduciary of a Multiemployer Plan against Borrower or any ERISA Affiliate to enforce
     Section 515 of ERISA; or (1) Borrower or any ERISA Affiliate has materially increased benefits under any existing Employee Benefit Plan or commenced material contributions to an Employee Benefit Plan which is either not fully insured or is a defined benefit plan to which Borrower or any ERISA Affiliate was not previously contributing. For purposes of this Section, Borrower shall be deemed to have knowledge of all facts known by the Plan Administrator of any Employee Benefit Plan of which Borrower or any ERISA Affiliate is the Plan Sponsor.

          (c)   Compliance with ERISA. Borrower and its ERISA Affiliates will
                ---------------------
not (i) establish, maintain, or operate any Employee Benefit Plan that is not in compliance in all material respects with the provisions of ERISA, the Code, and all other applicable laws, and the regulations and interpretations thereunder;
(ii) allow to exist any Accumulated Funding Deficiency with respect to any Employee Benefit Plan, whether or not waived; (iii) terminate any Employee Benefit Plan or withdraw or effect a partial or complete withdrawal (as described in ERISA Sections 4203 or 4205) from any Multiemployer Plan, if such termination or withdrawal could subject Borrower or any ERISA Affiliate to material liability; (iv) fail to make any required installment or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment; (v) amend any Employee Benefit Plan so as to result in an increase in current liability for the plan year such that Borrower or any ERISA Affiliate is required to provide security to such Employee Benefit Plan under Section 401(a)(29) of the Code; (vi) fail to make any contribution or payment to any Multiemployer Plan which Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan; (vii) enter into any Prohibited Transaction for which a class exemption is not available or a private exemption previously has not been obtained from the Department of Labor;
(viii) permit the occurrence of any Reportable Event, or any other event or condition, which could subject either Borrower or any ERISA Affiliate to liability; or (ix) allow or permit to exist any other event or condition known or that reasonably should be known to Borrower which event or condition relates to an Employee Benefit Plan and could subject either Borrower or any ERISA Affiliate to material liability.

     (d)  Definitions. For purposes of this Section 10.1, the following
          -----------
definitions shall apply:

          (i) "ACCUMULATED FUNDING DEFICIENCY" shall have the meaning assigned to that term in Section 302 of ERISA.

          (ii) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (iii) "EMPLOYEE BENEFIT PLAN" shall mean an employee benefit plan within the meaning of Section 3(3) of ERISA that is maintained, sponsored, participated in or contributed to by Borrower or any ERISA Affiliate.

          (iv) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor thereto.

          (v) "ERISA AFFILIATE" shall mean any corporation, trade or Business that is, along with Borrower, a member of a controlled group of trades or businesses, or a member of any group of organizations, within the meaning of Sections 414(b), (c), (m) or (o) of the Code, and any regulations thereunder.

          (vi) "MULTIEMPLOYER PLAN" shall mean any plan described in Sections 3(37) or 4001(a)(3) of ERISA to which contributions are or have been made by Borrower or any ERISA Affiliate.

          (vii) "PBGC" shall mean the Pension Benefit Guaranty Corporation or any governmental body succeeding to its functions.

          (viii) "PLAN ADMINISTRATOR" shall have the meaning assigned to it in
     Section 3(16)(A) of ERISA.

          (ix) "PLAN SPONSOR" shall have the meaning assigned to it in Section 3(16)(B) of ERISA.

          (x) "PROHIBITED TRANSACTION" shall mean a transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

          (xi) "REPORTABLE EVENT" shall mean (a) an event described in Sections 4043(c), 4068(a), or 4063(a) of ERISA or in the regulations thereunder, (b) receipt of a notice of withdrawal liability with respect to a Multiemployer Plan pursuant to Section 4202 of ERISA, (c) an event requiring Borrower or any ERISA Affiliate to provide security for an Employee Benefit Plan under Code Section 401(a)(29), (d) any failure to make payments required by Code Section 412(m), (e) the withdrawal of Borrower or any ERISA Affiliate from an Employee Benefit Plan in which it is a "SUBSTANTIAL EMPLOYER" as defined in Section 4001(a)(2) of ERISA, (f) the institution of proceedings to terminate an Employee Benefit Plan by the PBGC, or (g) the filing of a notice to terminate an Employee Benefit Plan or the treatment of an amendment of an Employee Benefit Plan as a termination under Section 4041 of ERISA.

     10.2 Costs. Borrower hereby agrees that it shall reimburse Lender on
          -----
demand, as part of the Secured Obligations, for any and all Costs, and any amount not paid on demand shall bear interest at the Default Rate; provided
                                                                   --------
that, (i) the Costs to be reimbursed by Borrower with respect to attorney's fees
----
incurred in the negotiation, preparation and execution of this Agreement and the other Loan Documents shall not exceed $20,000 plus out-of-pocket costs and expenses, and (ii) unless an Event of Default or an Unmatured Default has occurred and is continuing, or Borrower and Lender materially amend the terms hereof, the maximum costs to be reimbursed by Borrower during the term hereof shall be $5,000 per year.

     10.3 Modification. This Agreement and the Other Agreements may not be
          ------------
modified, altered or amended except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer this Agreement or the Other Agreements or any portion thereof, including, without limitation, Borrower's rights, titles, interests, remedies, powers and/or duties thereunder. Borrower hereby consents to Lender's sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Agreement or the Other Agreements, or of any participation therein of portion thereof, including, without limitation, Lender's rights, titles, interests, remedies, powers and/or duties.

     10.4 Strict Compliance. Lender's failure at any time or times hereafter to
          -----------------
require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default by Borrower under this Agreement or the Other Agreements shall not suspend, waive or affect any other Event of Default by Borrower under this Agreement or the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or the Other Agreements and no Event of Default by Borrower under this Agreement or the Other Agreements shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is by an instrument in writing signed by an officer of Lender and directed to Borrower specifying such suspension or waiver.

     10.5 Severability. If any provision (in whole or in part) of this Agreement
          ------------
or the other Loan Documents or the application thereof to any person or circumstance is held invalid or unenforceable, then such provision shall be deemed modified, restricted, or reformulated to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement or the other Loan Document, as the case may require, and this Agreement and such other Loan Document shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified, restricted, or reformulated or as if such provision had not been originally incorporated herein or therein, as the case may be. The parties further agree to seek a lawful substitute for any provision found to be unlawful. If such modification, restriction or reformulation is not reasonably possible, the remainder of this Agreement and the other Loan Documents and the application of such provision to other persons or circumstances will not be affected thereby and the provisions of this Agreement and the other Loan Documents shall be severable in any such instance.

     10.6 Successors and Assigns. This Agreement and the Other Agreements shall
          ----------------------
be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender; provided that this Agreement and no interest or right
                     -------------
hereunder may be assigned by Borrower without the prior written consent of Lender, which consent may be withheld in Lender's sole and exclusive discretion.

     10.7 Loan Agreement Controls. The provisions of the Other Agreements are
          -----------------------
incorporated in this Agreement by this reference thereto. Except as otherwise provided in this Agreement and except as otherwise provided in the Other Agreements by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Other Agreements, the provision contained in this Agreement shall govern and control.

     10.8 Termination. Except for the obligations set forth in Section 10.9
          -----------
hereof and as may be expressly provided in any Other Agreement, this Agreement and all of the covenants, agreements and obligations of Borrower set forth herein and in the Other Agreements and the liens and security interests granted Lender pursuant hereto and the Other Agreements shall automatically terminate when all accrued but unpaid Secured Obligations hereunder have been paid in full.

     10.9 Liability Prior to Termination. Except to the extent provided to the
          ------------------------------
contrary in this Agreement and in the Other Agreements, no termination or cancellation (regardless of cause or procedure) of this Agreement or the Other Agreements shall in any way affect or impair the powers, obligations, duties, rights and liabilities of Borrower or Lender in any way or respect relating to any transaction or event occurring prior to such termination or cancellation with respect to Collateral and/or any of the undertakings, agreements, covenants, warranties and representations of Borrower or Lender contained in this Agreement or the Other Agreements.

     10.10 Waiver of Notice. Except as otherwise specifically provided in this
           ----------------
Agreement, Borrower waives any and all notice or demand which Borrower might be entitled to receive with respect to this Agreement or the Other Agreements by virtue of any applicable statute or law, and waives presentment, demand and protest and notice of presentment, protest, default, dishonor, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which Borrower may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard.

     10.11 Indemnification. Borrower shall indemnify, defend, and hold Lender
           ---------------
harmless from and against any and all losses, costs, liabilities, damages, and expenses (including legal and other expenses incident thereto) of every kind, nature and description, that result from or arise out of: (a) the breach of any representation or warranty of Borrower set forth in this Agreement or in any certificate, schedule, or other instrument by Borrower pursuant hereto; (b) the breach of any of the covenants of Borrower contained in or arising out of this Agreement or the transactions contemplated hereby; or (c) any third party claims relating to the conduct of the Borrower's business.

     10.12 Acceptance by Lender. This Agreement and the other Loan Documents are
           --------------------
submitted by Borrower to Lender (for Lender's acceptance or rejection thereof) at Lender's principal place of business as an offer by Borrower to borrow monies from Lender now and from time to time hereafter and shall not be binding upon Lender or become effective until and unless accepted by Lender, in writing, at said place of business. If so accepted by Lender, this Agreement and the other Loan Documents shall be deemed to have been made at said place of business.

     10.13 Release of Claims. Borrower releases Lender from any and all causes
           -----------------
of action or claims which Borrower may now or hereafter have for any asserted loss or damage to Borrower claimed to be caused by or arising from: (a) any failure of Lender to protect, enforce or collect in whole or in part any of the Collateral; (b) Lender's notification to any Account Debtor of Lender's security interests in the Accounts and Special Collateral; (c) Lender's directing any Account Debtor to pay any sums owing to Borrower directly to Lender; and (d) any other act or omission to act on the part of Lender, its officers, agents or employees, except for willful misconduct.

     10.14 Prior Agreements. Except as otherwise provided herein, this Agreement
           ----------------
and the Other Agreements supersede in their entirety any other agreement or understanding between Lender and Borrower with respect to loans and advances made by Lender and all commitments of Lender in connection therewith.

     10.15 Knowledge. As used herein the phrase "TO THE BEST OF BORROWER'S
           ---------
KNOWLEDGE" or words of such import shall mean all knowledge, including actual knowledge and knowledge of matters which any reasonable person in such position knew or should have known after due inquiry, of the respective officers, directors and managers of Borrower.

     10.16 Notice. Any and all notices given in connection with this Agreement
           ------
shall be deemed adequately given only if in writing and addressed to the party for whom such notices are intended at the address set forth below. All notices shall be sent by personal delivery, Federal Express or other overnight messenger service, first class registered or certified mail, postage prepaid, return receipt requested or by other means at least as fast and reliable as first class mail. A written notice shall be deemed to have been given to the recipient party on the earlier of (a) the date it shall be delivered to the address required by this Agreement; (b) the date delivery shall have been refused at the address required by this Agreement; or (c) with respect to notices sent by mail, the date as of which the postal service shall have indicated such notice to be undeliverable at the address required by this Agreement. Any and all notices referred to in this Agreement, or which either party desires to give to the other, shall be addressed as follows:

     (a)  If to Lender, at:             TKO Finance Corporation
                                        30 North LaSalle Street
                                        Suite 4030
                                        Chicago, Illinois 60602
                                        Attn: Timothy K. Ozark, President

          with a copy to:               Sachnoff & Weaver, Ltd.
                                        30 South Wacker Drive
                                        Suite 2900
                                        Chicago, IL 60606
                                        Attn: Cynthia Jared, Esq.

     (b)  If to the Borrower, at:       ICON Holdings Corp.
                                        600 Mamaroneck Ave.
                                        Harrison, New York 10528
                                        Attn: Beaufort J.B. Clarke, President

          with a copy to:               John Lee, Esq.
                                        31 Milk Street
                                        Boston, MA 02109

         The above addresses may be changed by notice of such change, mailed as provided herein, to the last address designated.

     10.17 Section Titles, etc. The Section titles and table of contents, if
           --------------------
any, contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. All references herein to Section, paragraphs, clauses and other subdivisions refer to the corresponding Sections, paragraphs, clauses and other subdivisions of this Agreement; and the words "herein", "hereof", "hereby", "hereto", "hereunder", and words of similar import refer to this Agreement as a whole and not to any particular Section, paragraph, clause or subdivision hereof. All Exhibits which are referred to herein or attached hereto are hereby incorporated by reference.

     10.18 Waiver by Borrower. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS
           ------------------
AGREEMENT OR REQUIRED BY LAW, BORROWER WAIVES (a) PRESENTMENT, DEMAND AND PROTEST, NOTICE OF PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (b) ALL RIGHTS TO NOTICE AND A HEARING PRIOR TO LENDER'S TAKING POSSESSION OR CONTROL OF, OR TO LENDER'S REPLEVY, ATTACHMENT OR LEVY UPON THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; AND (c) THE BENEFIT OF ALL VALUATION, APPRAISEMENT, EXTENSION AND EXEMPTION LAWS.

     10.19 Governing Law. THIS AGREEMENT HAS BEEN DELIVERED FOR ACCEPTANCE BY
           -------------
LENDER IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS. BORROWER HEREBY (a) IRREVOCABLY SUBMITS, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT; (b) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (c) AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (d) TO THE EXTENT PERMITTED BY

APPLICABLE LAW, AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LENDER OR ANY OF LENDER'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT OTHER THAN ONE LOCATED IN COOK COUNTY, ILLINOIS. NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR LENDER'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR LENDER'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     10.20 Appointment for Service of Process. Borrower hereby irrevocably
           ----------------------------------
appoints and designates Corporation Service Company, 700 South Second Street, Springfield, IL 62704 as its true and lawful attorney-in-fact and duly authorized agent for service of legal process and agrees that service of such process upon such agent and attorney-in-fact shall constitute personal service of such process upon Borrower.

     10.21 Representation by Counsel. Borrower hereby represents that it has
           --------------------------
been represented by competent counsel of its choice in the negotiation and execution of this Agreement and the Other Agreements; that it has read and fully understood the terms hereof; Borrower and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Agreement, and that it intends to be bound hereby. In accordance with the foregoing, the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.

     10.22 Plural, Singular. The singular shall be deemed to include the plural
           ----------------
and the plural to include the singular.

     10.23 Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY LAW, BORROWER AND
           -----------------------
LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH WHETHER SOUNDING IN CONTRACT, TORT, FRAUD OR OTHERWISE. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN AND THAT BORROWER IS VOLUNTARILY WAIVING ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE BETWEEN THE PARTIES HERETO.

         BORROWER AND LENDER EACH HEREBY EXPRESSLY ACKNOWLEDGES THAT IT IS WAIVING ITS RIGHT TO TRIAL BY JURY.

----------------------------
INITIALS


----------------------------
INITIALS

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.

                                     BORROWER:
                                     --------
                                     ICON HOLDINGS CORP., a Delaware corporation




                                     By:
                                        --------------------------------
                                         Beaufort J.B. Clarke, President


                                     LENDER:
                                     ------
                                     TKO FINANCE CORPORATION




                                     By:
                                        ---------------------------------
                                         Timothy K. Ozark, President

                                   Exhibit A
                                   ---------


                            Attached to and Forming a
                       Part of Loan and Security Agreement
                               ICON Holdings Corp.



                           Wire Transfer Instructions
                           --------------------------

First Chicago National Bank
Chicago, IL
ABA #071 000013
For the Account of TKO Finance Corporation
Account No. 119 289 86
Attn:  Joan Cline

                                   Exhibit B
                                   ---------


                           Attached to and Forming a
                      Part of Loan and Security Agreement
                              ICON Holdings Corp.



                               Make Whole Amount
                               -----------------
         For purposes hereof, the "Make Whole Amount" shall mean, as of any prepayment date, to the extent that the Reinvestment Yield, as hereinafter defined, on such date is lower than the interest rate payable on or in respect of the Note, the excess of: (a) the present value of the principal and interest payments to be foregone by any prepayment on the Note, determined by discounting (semi-annually on the basis of a 360-day year composed of twelve (12) thirty
(30) day months) such payments at a rate that is equal to the Reinvestment Yield; over (b) the aggregate principal amount of the Note then to be paid or prepaid.

         To the extent that the Reinvestment Yield on any prepayment date is equal to or higher than the interest rate payable on or in respect of the Note, the Make Whole Amount is zero.

         For purposes hereof, "Reinvestment Yield" shall mean the yield as set forth on page "USD" of the Bloomberg Financial Markets Service at 10:00 a.m. (Chicago time) on the prepayment date for actively traded U.S. Treasury securities having a maturity equal to the weighted average life to maturity of the Note then being prepaid rounded to the nearest month, or if such yields shall not be reported as of such time or the yields as of such time are not ascertainable in accordance with the preceding clause, then the arithmetic mean of the yields published in the statistical release designed H-15 (519) of the Board of Governors of the Federal Reserve System under the caption "U.S. Government Securities--Treasury Constant Maturities" (the "Statistical Release") for the maturity corresponding to the remaining weighted average life to maturity of the Note then being prepaid or paid as of the date of such prepayment or payment rounded to the nearest month. If no maturity exactly corresponding to such rounded weighted average life to maturity shall appear therein, yields for the two most closely corresponding published maturities (one of which occurs prior and the other subsequent to the weighted average life to maturity) shall be calculated pursuant to the foregoing sentence and the Reinvestment Yield shall be interpolated from such yields on a straight-line basis (rounding, in each of such relevant periods, to the nearest month).

                                   Exhibit C
                                   ---------


                           Attached to and Forming a
                      Part of Loan and Security Agreement
                              ICON Holdings Corp.


                            Location of Collateral
                            ----------------------

600 Mamaroneck Ave.
Harrison, New York 10528


4 Embarcadero Center
Suite 590
San Francisco, CA  94111


31 Milk Street
Suite 1111
Boston, MA  02109

                                   Exhibit D
                                   ---------


                           Attached to and Forming a
                      Part of Loan and Security Agreement
                              ICON Holdings Corp.


                               Fictitious Names
                               ----------------

                                     NONE

                                   Exhibit E
                                   ---------


                           Attached to and Forming a
                      Part of Loan and Security Agreement
                              ICON Holdings Corp.


                                 Indebtedness
                                 ------------


 .     Promissory Note dated August 20, 1996 by Borrower in the original principal amount of $1,133,000 in favor of Summit Asset Holding L.L.C.

 .     Promissory Note dated August 20, 1996 by Borrower in the original principal amount of $233,000 in favor of Warrenton Capital Partners L.L.C.

 .     Promissory Note dated August 20, 1996 by Borrower in the original principal amount of $1,200,000 in favor of Warrenton Capital Partners
      L.L.C.
 .     Demand Note dated August 20, 1996 by Borrower in the original principal amount of $1,100,000 in favor of ICON Capital Corp.

                                   Exhibit F
                                   ---------


                           Attached to and Forming a
                      Part of Loan and Security Agreement
                              ICON Holdings Corp.


                                  Affiliates
                                  ----------
ICON Capital Corp., a Connecticut corporation
600 Mamaroneck Avenue
Harrison, New York 10528

ICON Capital (UK) Limited, a corporation organized under the laws of the United Kingdom
c/o The Summit Group PLC,
The Pavilion
3 Broadgate
London, England EC2M2Q5

ICON Financial Corp., a Delaware corporation
4 Embarcadero Center, Suite 590
San Francisco, California

ICON Funding Corp., a Delaware corporation
600 Mamaroneck Avenue
Harrison, New York 10528

ICON Securities Corp., a New York corporation
600 Mamaroneck Avenue
Harrison, New York  10528

MGC/Griffin Capital Corporation, a Delaware corporation
600 Mamaroneck Avenue
Harrison, New York  10528

                                   Exhibit G
                                   ---------


                           Attached to and Forming a
                      Part of Loan and Security Agreement
                              ICON Holdings Corp.


                           INITIAL COLLATERAL REPORT
                           -------------------------

                                    Exhibit
                                    -------

                           Attached to and Forming a
                      Part of Loan and Security Agreement
                              ICON Holdings Corp.


                                 ERISA Matters
                                 -------------

                                     NONE

                                   Exhibit I
                                   ---------


                           Attached to and Forming a
                      Part of Loan and Security Agreement
                              ICON Holdings Corp.


                                    Lessees
                                    -------